                           Registration No. 33-23126

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        Post-Effective Amendment No. 10
                                      to
                                   Form S-6

                     FOR REGISTRATION UNDER THE SECURITIES
                         ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

A.   Exact name of Trust:     Massachusetts Mutual Variable Life Separate
                              Account I

B.   Name of Depositor:       Massachusetts Mutual Life Insurance Company

C.   Complete address of      1295 State Street
     Depositor's principal    Springfield, MA 01111
     executive offices:

It is proposed that this filing will become effective (check appropriate box)

      immediately upon filing pursuant to paragraph (b) of Rule 485.
-----
  X   on May 1, 1998 pursuant to paragraph (b) of Rule 485.
-----
      60 days after filing pursuant to paragraph (a) of Rule 485.
-----
      on (date) pursuant to paragraph (a) of Rule 485.
-----

---------------------------
STATEMENT PURSUANT TO RULE 24F-2
The Registrant has registered an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ending December 31, 1997 was filed on or about March 20, 1998.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2   Caption
-----------   -------
1      Cover Page; Basic Questions and Answers About Us and Our Policy

2      Cover Page; The Separate Account

3      Not Applicable

4      Sales and Other Agreements

5      The Separate Account

6      The Separate Account

7      Not Applicable

8      Not Applicable

9      Legal Proceedings

10 General Provisions of the Policy; Death Benefits Under the Policies; Free Look Provision; Account Value and Cash Surrender Value; Policy Loan Privilege; The Separate Account; The Guaranteed Principal Account; Charges Under the Policy; Sales and Other Agreements; When We Pay Proceeds; Payment Options; Our Rights; Your Voting Rights; Basic Questions and Answers About Us and Our Policy

11     The Separate Account

12     The Separate Account; Sales and Other Agreements

13     The Separate Account; Charges Under the Policy

14 Basic Questions and Answers About Us and Our Policy; The Separate Account; Sales and Other Agreements

15 Basic Questions and Answers About Us and Our Policy; General Provisions of the Policy

16     The Separate Account; Investment Return

17     Cash Surrender Value; Withdrawal

18     The Separate Account

19     Service Agreement; Records and Reports

20     Not Applicable

21     Policy Loan Privilege

22     Not Applicable

23     Bonding Arrangement

24 Limits on Our Right to Challenge the Policy; Suicide; Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; The Separate Account

25     Basic Questions and Answers About Us and Our Policy

26     Not Applicable

27     Basic Questions and Answers About Us and Our Policy

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2   Caption
-----------   -------
28     Directors and Executive Officers of MassMutual

29     Basic Questions and Answers About Us and Our Policy

30     Not Applicable

31     Not Applicable

32     Not Applicable

33     Not Applicable

34     Not Applicable

35     Basic Questions and Answers About Us and Our Policy

36     Not Applicable

37     Not Applicable

38     Sales and Other Agreements

39     Sales and Other Agreements

40     Sales and Other Agreements

41     Sales and Other Agreements

42     Not Applicable

43     Sales and Other Agreements

44 The Separate Account; Investment return; Charges for Federal Income Tax; General Provisions of the Policy

45     Not Applicable

46     The Separate Account; Investment Return

47     The Separate Account

48     The Separate Account; Investment Return

49     Not Applicable

50     The Separate Account

51     Cover Page; Basic Questions and Answers About Us and Our Policy

52     The Separate Account; Our Rights

53     Federal Income Tax Considerations

54     Not Applicable

55     Not Applicable

56     Not Applicable

57     Not Applicable

58     Not Applicable

59     Reports of Independent Accountants and Financial Statements

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                              Variable Life Plus

             FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

             ISSUED BY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

This Prospectus describes a flexible premium variable whole life insurance policy being offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Policy provides lifetime insurance protection and has flexibility with respect to premium payments and Death Benefits. Each Policyowner also has several investment alternatives. Allocations of premium may be made among a Guaranteed Principal Account ("GPA") and one or more of the four divisions (the Equity Division, the Money Market Division, the Managed Bond Division and the Blend Division) of the Variable Life Plus segment of Massachusetts Mutual Variable Life Separate Account I (the "Separate Account"), after certain deductions have been made.

The Death Benefit may, and Cash Surrender Value of a Policy will, vary up or down depending on the investment performance of the Separate Account divisions. While there is no guaranteed minimum Cash Surrender Value for a Policy invested in the Separate Account, a Policy's Death Benefit will never be less than its Selected Face Amount. Furthermore, the Policy will not lapse provided there are sufficient funds available to pay certain monthly charges.

The divisions of the Separate Account have distinct investment portfolios. The Equity Division of the Separate Account invests in shares of MML Equity Fund. This fund invests primarily in common stocks and other equity securities. The Money Market Division invests in shares of MML Money Market Fund. This fund invests primarily in short-term debt instruments. The Managed Bond Division invests in shares of MML Managed Bond Fund. This fund invests primarily in publicly issued, readily marketable, fixed-income securities. The Blend Division invests in shares of MML Blend Fund. This fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

All policies are serviced through MassMutual's Home Office in Springfield, Massachusetts. The mailing address is Massachusetts Mutual Life Insurance Company, C323, 1295 State Street, Springfield, Massachusetts 01111. The telephone number is (413) 788-8411.

                                  May 1, 1998

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUS OF MML SERIES INVESTMENT FUND.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR A POLICY'S BENEFICIARY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the flexible premium variable whole life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

Table Of Contents

                                                                            Page
                                                                            ----

Definition of Terms ..................................................      4

Basic Questions And Answers About Us
 And Our Policy ......................................................      5
 What is MassMutual? .................................................      5
 What variable life insurance policy were we
  offering? ..........................................................      5
 Availability ........................................................      5
 What is the Account Value of the Policy? ............................      5
 What are the divisions of the Separate Account? .....................      5
 What is the Guaranteed Principal Account? ...........................      5
 Is the level of the Death Benefit guaranteed? .......................      5
 Is the Death Benefit subject to income taxes? .......................      5
 Does the Policy have a Cash Surrender Value? ........................      6
 What is a modified endowment contract? ..............................      6
 Can this Policy become a modified endowment
  contract? ..........................................................      6
 What about Premiums? ................................................      6
 Premium Payments ....................................................      6
 Wire Transfers ......................................................      6
 When are Premiums put into the Guaranteed
  Principal Account or the Separate Account? .........................      6
 How can the Net Premium and the Account Value
  of the Policy be allocated among the
 Guaranteed Principal Account and the Separate
  Account divisions? .................................................      6
 How long will the Policy remain in force? ...........................      6
 Are there charges against the Policy? ...............................      6
 What is the loan privilege and how does a loan
  affect the Policy's Death Benefit and Cash
  Surrender Value? ...................................................      7
 Are there dividends? ................................................      7
 Do I have a right to cancel? ........................................      7
 Can the Policy be exchanged for a fixed benefit
  policy? ............................................................      7

Charges Under The Policy .............................................      7
Deductions from Premiums .............................................      7
  Sales Charge .......................................................      7
  State Premium Tax Charge ...........................................      7
Account Value Charges ................................................      8
  Monthly Administrative Charge ......................................      8
  Charge for Cost of Insurance Protection ............................      8
Separate Account Charges .............................................      8
  Charges for Mortality and Expense Risks ............................      8
  Charges for Federal Income Taxes ...................................      8
Surrender Charges ....................................................      8

The Separate Account .................................................      9
  Investments of the Separate Account ................................      9
  Rates of Return ....................................................     10
  Performance Illustration ...........................................     12

General Provisions Of The Policy .....................................     14
  Premiums ...........................................................     14
  Planned Premiums ...................................................     14

  The Minimum Initial Premium ........................................     14
  Minimum and Maximum Premium Payments ...............................     14
  Termination ........................................................     14
  Grace Period .......................................................     14

Death Benefit Under The Policy .......................................     14
  Selected Face Amount Changes .......................................     15

Account Value And Cash Surrender
  Value ..............................................................     15
  Account Value ......................................................     15
  Investment Return ..................................................     15
  Cash Surrender Value ...............................................     15
  Withdrawals ........................................................     15

Policy Loan Privilege ................................................     16
  Source of Loan .....................................................     16
  If Loans Exceed the Policy Account Value ...........................     16
  Interest ...........................................................     16
  Repayment ..........................................................     16
  Interest on Loaned Value ...........................................     16
  Effect of Loan .....................................................     16

Free Look Provision ..................................................     16

Your Voting Rights ...................................................     16

Our Rights ...........................................................     17

Directors And Executive Vice Presidents
  Of MassMutual ......................................................     17

The Guaranteed Principal Account .....................................     20

Federal Income Tax Considerations ....................................     20
  MassMutual - Tax Status ............................................     20
  Policy Proceeds, Premiums, and Loans ...............................     20
  Modified Endowment Contracts .......................................     21
  Qualified Plans ....................................................     22
  Diversification Standards ..........................................     22

Additional Provisions Of The Policy ..................................     22
  Reinstatement Option ...............................................     22
  Payment Options ....................................................     23
  Fixed Amount Payment Option ........................................     23
  Fixed Time Payment Option ..........................................     23
  Interest Payment Option ............................................     23
  Lifetime Payment Option ............................................     23
  Joint Lifetime Payment Option ......................................     23
  Joint Lifetime Payment Option with Reduced
    Payments .........................................................     23
  Withdrawal Rights under Payment Options ............................     23
  Effective Annual Rate of Return ....................................     23
  Additional Benefits You Can Get by Rider ...........................     23

                                                                           Page
                                                                           ----

    Waiver of Monthly Charges Rider ..................................     23
    Accidental Death Benefit Rider ...................................     23
    Insurability Protection Rider ....................................     23
    Accelerated Death Benefit Rider ..................................     23
  Beneficiary ........................................................     23
  Assignment .........................................................     24
  Dividends ..........................................................     24
  Limits on Our Right to Challenge the Policy ........................     24
  Misstatement of Age or Sex .........................................     24
  Suicide ............................................................     24
  When We Pay Proceeds ...............................................     24

Records And Reports ..................................................     24

Sales And Other Agreements ...........................................     24
  Commissions Schedule ...............................................     25
  Bonding Arrangement ................................................     25

Legal Proceedings ....................................................     25

Experts ..............................................................     25

Financial Statements .................................................     25

Appendix A
Illustrations of Death Benefits, Cash Surrender Values and
  Accumulated Premiums ................................................     A

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Beneficiary: The person or persons specified by the Policyowner to receive insurance proceeds after the Insured dies.

Cash Surrender Value: The amount payable to a Policy-owner upon Surrender of the Policy. It is equal to the Account Value less any surrender charges and less any Policy Debt.

Death Benefit: The amount payable to the named Beneficiary when the Insured dies. It equals the greater of the Selected Face Amount or the Minimum Face Amount in effect on the date of death less Policy Debt, plus unearned or minus unpaid monthly deductions.

Effective Annual Rate of Return: The interest rate which, if applied to the value of an investment at the beginning of a stated period and compounded annually, would result in the value of that investment at the end of the period.

Fixed Account Values: Account Values which are allocated to the Guaranteed Principal Account.

Home Office: The Home Office of Massachusetts Mutual, which is located at 1295 State Street, Springfield, Massachusetts 01111.

Insured: Person whose life this Policy insures.

Issue Date: The same as the Policy Date.

Minimum Face Amount: An amount equal to Account Value times the Minimum Face Amount percentage. These percentages depend upon the Insured's age, sex and smoking classification.

Monthly Calculation Date: The date on which the monthly deductions under the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

Net Premium: Premium paid less sales expense and premium tax charges.

Policy: The flexible premium variable whole life insurance policy offered by MassMutual that is described in this Prospectus.

Policy Anniversary: The anniversary of the Policy Date.

Policy Date: The date shown in the Policy which is the starting point for determining Policy Anniversary Dates, Policy Years and Monthly Calculation Dates.

Policy Debt: The amount of the obligation from a Policy-owner to MassMutual from outstanding loans to the Policy-owner under the Policy. This amount includes any loan interest accrued to date.

Policyowner: The person who owns the Policy.

Policy Year: The twelve month period commencing with the Policy Date, and each twelve month period thereafter.

Premiums: The total dollar amount paid for the Policy.

Premium Tax: The amount of premium tax, if any, charged by a state or other governmental authority.

Register Date: The date the Company allocates the initial premium less certain deductions to the Guaranteed Principal Account and/or the divisions of the Separate Account. The Register Date cannot be prior to the Policy Date.

Selected Face Amount: The amount of insurance coverage originally chosen or as subsequently changed by the Policyowner.

Separate Account: The segregated asset account called "Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Massachusetts and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The Separate Account is used to receive and invest premiums for this Policy and for other variable life insurance policies issued by MassMutual, and for each such policy there is a designated segment of the Separate Account.

Surrender: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

Valuation Date: Any date on which the value of the net assets of the shares of the Funds is determined. Generally any date on which the New York Stock Exchange is open for trading.

Valuation Period: The period consisting of one or more days from one Valuation Time to the next succeeding Valuation Time.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. All actions that are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Values: Account Values which are allocated to any of the divisions of the Separate Account.

Withdrawal: A withdrawal of Account Value by the Policy-owner. A withdrawal is subject to certain limitations, and may not be made until the Policy has been in force for six months.

Basic Questions And Answers
About Us And Our Policy

What is MassMutual? We are Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual was organized under the laws of Massachusetts in 1851. We are licensed to transact life, accident, and health insurance business in all fifty states, the District of Columbia, Puerto Rico and certain provinces of Canada.

As of December 31, 1997, MassMutual had estimated total assets under management of $152.5 billion and total unconsolidated MassMutual assets in excess of $57.5 billion.

What variable life insurance policy were we offering? This Prospectus describes a Flexible Premium Variable Whole Life Insurance Policy (the "Policy") that was offered by MassMutual. The Policy is no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under the Policy.

We issued this Policy to provide for a Death Benefit, Cash Surrender Value, loan privileges and flexible premiums. It is called flexible because the Policyowner may select the timing and amount of premium payments and adjust the Death Benefit by increasing or decreasing the Selected Face Amount (subject to certain restrictions). It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefits may, and Cash Surrender Values most likely will vary to the extent that Account Value under the Policy is allocated to the division(s) of the Separate Account.

The Policy is a legal contract between the Policyowner and MassMutual. The entire contract consists of the application for the Policy (the "Application") and the Policy, which includes any riders the Policy has.

Availability. The Policy was available to Policyowners who purchased a Policy in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code (the "qualified market") and other Policyowners (the "nonqualified market"). The minimum Selected Face Amount of a Policy varies with the Insured's age. In the nonqualified market, the minimum Selected Face Amount is $50,000 for ages 0-35; $40,000 for ages 36-40; $30,000 for ages 41-45;
$20,000 for ages 46-50; and $15,000 for ages 51 or above. Increases in Selected Face Amounts must be for at least $15,000. In the qualified market or when simplified underwriting methods are used, the minimum Selected Face Amount is $15,000 for ages 0-55; $14,000 for age 56; $13,000 for age 57; $12,000 for age
58; $11,000 for age 59; and $10,000 for ages 60 and above. Increases must be for at least $5,000. The Insured may not be older than age 82 as of the Policy Date or the date of any increase in Selected Face Amount.

What is the Account Value of the Policy? The Account Value is determined by the amount and frequency of premium payments, the investment experience of the divisions chosen by the Policyowner (the Variable Account Value), the interest earned on Account Value allocated to the GPA (the Fixed Account Value), and any withdrawals or charges imposed in connection with the Policy. The Policy-owner bears the investment risks of appreciation or depreciation in value of the underlying assets of the Separate Account divisions.

What are the divisions of the Separate Account? The designated segment of the Separate Account has four divisions: the Equity Division, the Money Market Division, the Managed Bond Division and the Blend Division. Each division of the Separate Account will invest only in the shares of a single investment company or a single series of an investment company. The divisions are designed to provide money to pay benefits under the Policy but they do not guarantee a minimum interest rate nor guarantee against asset depreciation.

The Equity Division invests in shares of MML Equity Fund. The Money Market Division invests in shares of MML Money Market Fund. The Managed Bond Division invests in shares of MML Managed Bond Fund. The Blend Division invests in shares of MML Blend Fund. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund (the "Funds") are separate series of shares of MML Series Investment Fund (the "Trust"), a no-load, open-end management investment company for which MassMutual (or its wholly-owned subsidiary) acts as investment manager for the Funds.

What is the Guaranteed Principal Account ("GPA"). As an alternative to the Separate Account, you may allocate or transfer all or part of your funds to the GPA. Such amounts become part of MassMutual's general account assets. The Policyowner is not entitled to share in the investment experience of those assets. Rather, MassMutual guarantees a rate of return on the allocated amount equal to the greater of a) 4% and b) the after-tax rate determined by the Treasury Bill Index. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. For details see THE GUARANTEED PRINCIPAL ACCOUNT.

Is the level of the Death Benefit guaranteed? So long as the Policy remains in force, the Death Benefit will be the greater of the Policy's Selected Face Amount or the Minimum Face Amount in effect on the date of death of the Insured. Death Benefit proceeds will, however, be reduced by any outstanding Policy Debt, plus or minus unearned or unpaid monthly deductions, or increased by any additional benefits added by rider.

Is the Death Benefit subject to income taxes? A Death Benefit paid under our Policies may be fully excludable from the gross income of the Beneficiary for federal income tax purposes.

For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Does the Policy have a Cash Surrender Value? The Policyowner may surrender the Policy at any time and receive its Account Value less any Policy Debt less the then applicable surrender charge. Withdrawals are also allowed subject to certain restrictions. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Separate Account divisions in which the Policy has Account Value and the amount held in the GPA. It may increase or decrease daily.

For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until fully surrendering the Policy. In connection with certain withdrawals of Account Value and loans on the Policy, however, the Policyowner may be taxed on all or a part of the amount distributed.

For details see CASH SURRENDER VALUE and FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

What is a modified endowment contract? A modified endowment contract (as defined by the Internal Revenue Code) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the Policy can subject it to retesting for a new seven-year period. During the Insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans, and withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the Policyowner is not 59 1/2.

Can this Policy become a modified endowment contract? Since this Policy permits flexible premium payments, it may become a modified endowment contract. The Company currently has the systems capacity to test a Policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the Policy for the first seven contract years, based on the Policy application and the initial premium requested, and based on the assumption that there were no increases in premium during the period. The Company has instituted procedures to monitor whether a Policy may become a modified endowment contract after issue.

For details see FEDERAL INCOME TAX CONSIDERATIONS - Modified Endowment
Contracts.

What about Premiums? There are two concepts which are important to the discussion of premiums for this Policy: the minimum initial premium and the planned premium. These terms are used throughout this Prospectus.

A minimum initial premium was payable either at the time you submitted your Application or at some time prior to the delivery of the Policy. The planned premium is elected on the Application and becomes the basis for the Policy's premium billing. The amount and timing originally selected in the Application may be changed at any time upon written request.

For details see GENERAL PROVISIONS OF THE POLICY - Premiums.

Premium Payments. You may make premium payments by mailing your check, clearly indicating your name and Contract number to the address indicated on the billing notice.

Wire Transfers. You may also make premium payments by instructing your bank to wire funds to:

Chase Manhattan Bank, New York, New York
ABA #021000021
MassMutual Account #910-2-509073
Ref: Contract #
Name: (Contract Owner)

When are Premiums put into the Guaranteed Principal Account or the Separate Account? The Register Date is the day we received the first premium under the Policy or the day you provided us with a completed Part 1 of the Application, whichever is latest. On the Register Date, we put the premium paid less certain deductions (the "Net Premium") into the GPA and/or one or more of the divisions of the Separate Account as you chose. (Deductions are described in greater detail in Are there charges against the Policy?)

How can the Net Premium and the Account Value of the Policy be allocated among the Guaranteed Principal Account and the Separate Account divisions? When you applied for a Policy you chose the percentages of your premiums to be allocated to the divisions of the Separate Account and the GPA. You were allowed to choose any whole percentages as long as the total was 100%. The allocation of future net premiums may be changed at any time without charge.

The Account Value of the Policy may be transferred between the GPA or divisions of the Separate Account by written request. The Account Value may be transferred by amount or by percentage, subject to some restrictions.

How long will the Policy remain in force? The Policy does not automatically terminate for failure to pay planned premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Account Value less any Policy Debt is insufficient to pay the monthly deduction, and a grace period expires without sufficient payment.

Are there charges against the Policy? Certain charges are made against the Policy. Two charges are deducted from each premium payment. A sales charge of 5.5% is used to partially cover sales expenses. A deduction of 2.0% is also made for state premium taxes. Each premium, net of these charges, is allocated to the GPA or the divisions of the Separate Account and becomes a part of the Account Value.

For details see DEDUCTIONS FROM PREMIUMS.

Certain monthly charges are deducted directly from the Policy's Account Value on each Monthly Calculation Date. There will be a monthly deduction equal to the sum of a mortality charge, the cost of optional benefits added by rider and an administrative charge.

Some deductions are made on a daily basis against the assets of the Separate Account divisions. A daily charge calculated at an annual rate to .40% of the value of the assets of each division is charged for mortality and expense risks. Similarly, tax assessments are calculated daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Separate Account divisions for federal income taxes attributable to them.

Cost of insurance charges under Policies insuring healthy lives are generally higher when the simplified underwriting procedure is used than if the Policy is fully underwritten. Cost of insurance charges for fully underwritten Policies cannot exceed the maximums defined by the 1980 Commissioners Standard Ordinary Mortality Tables.

Mortality charges for Policies issued under simplified underwriting procedures cannot exceed 125% of the maximums allowed for comparable fully underwritten Policies.

There are also certain charges when a Policyowner surrenders a Policy, decreases the Policy's Selected Face Amount or makes a Withdrawal of Account Value. Upon surrender or a decrease in Selected Face Amount, a surrender charge may be assessed. The charge has a sales load component and an administrative component. The surrender charge is deducted from the Account Value at the time of surrender or decrease.

Withdrawals of Account Value are permitted subject to certain restrictions. A charge equal to the lesser of $25 or 2.0% of the amount withdrawn is imposed for each Withdrawal.

For details see SEPARATE ACCOUNT CHARGES, and FEDERAL INCOME TAX CONSIDERATIONS.

What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value? After the first Policy Year, a loan may be made on the Policy, provided that total Policy Debt does not exceed our limit. This limit is 90% of the total of the Policy's current Account Value less the then applicable surrender charge.

Are there dividends? The Policy is participating, therefore, it may share in any dividends paid by MassMutual. Dividends are based on the Policy's contribution to any divisible surplus of MassMutual. Any dividends will be payable on the Policy Anniversary Date. MassMutual does not expect that any dividends will be paid under the Policies.

For details see Dividends.

Do I have a right to cancel? Under the Free Look Provision, you, the Policyowner, have a limited right to return the Policy and receive a refund. This right expires on the latest of the following:

 .    Ten days after you receive the Policy; or

 .    Ten days after we mail you a Notice of Withdrawal Right; or

 .    45 days after Part 1 of the Policy Application was signed.

You have a similar right after an increase in Selected Face Amount, but it applies only to the increase.

The Policy may be returned to our Home Office, to any of our agency offices, or to the agent who sold you the Policy.
For details see FREE LOOK PROVISION.

Can the Policy be exchanged for a fixed benefit policy? You have a right to transfer all of your Account Value into the GPA at any time after issue. The transfer will take effect when we receive a suitable written request.

For details see EXCHANGE PRIVILEGE.

Charges Under The Policy

Certain charges are deducted in connection with the Policy to compensate MassMutual for providing the insurance benefits under the Policy and under any riders, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

Prior to the allocation of the premium payment to the Account Value, a deduction is made for sales expenses and premium taxes.

Sales Charge. The sales charge component of the premium deduction is 5.5% and does not vary by year or amount paid. The amount of the sales charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales charge and the sales load surrender charge (for a discussion of the sales load surrender charge, see SURRENDER CHARGES), they will be recovered from MassMutual surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see SALES AND OTHER AGREEMENTS - Commissions Schedule.

State Premium Tax Charge. New York imposes a tax on premiums received by insurance companies in the state. We deduct 2.0% of each premium to cover the New York premium taxes assessed against MassMutual. During 1997, the aggregate amount of such deductions from premiums was $301,852 for sales charges and $109,764 for state premium tax charges.

ACCOUNT VALUE CHARGES

On each Monthly Calculation Date, a monthly administrative charge, a cost of insurance charge, and a rider charge for the cost of any additional riders are deducted from the Variable Account Value and Fixed Account Value in proportion to the Policy's non-loaned Account Value in the Separate Account and the GPA.

Monthly Administrative Charge. Each month a $4 per Policy charge for nonqualified Policies and $5.25 per Policy charge for qualified Policies and Policies issued under our simplified underwriting procedures is deducted to compensate MassMutual for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with Policyowners. This charge is not designed to produce a profit. While this charge may increase or decrease, the maximum administrative charge is determined by the ratio of the Consumer Price Index for September of the year preceding the date of the charge to the Consumer Price Index for September, 1985, multiplied by $5. The charge will never exceed $8 per month. During 1997, the aggregate amount of such charges was $145,491.

Charge for Cost of Insurance Protection. A charge for the cost of insurance protection is deducted on each Monthly Calculation Date and is based on the sex, smoker class, underwriting procedures class, rating class and attained age of the Insured. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month. Charges for any optional benefits added by rider are also deducted from the Account Value.

When there is an increase in Selected Face Amount, the increased segment may have a different rating than the original contract amount. Each such segment has its own such issue age, cut-off premium level, mortality charges, surrender charges and commissions. Cost of insurance rates apply to the new coverage segment based on the rating for the increase. Elected decreases in Selected Face Amount reduce or cancel prior segments and their associated cost of insurance rates on a last-in-first-out basis. During 1997, the aggregate amount of deductions for the charge for cost of insurance protection was $2,122,158.

SEPARATE ACCOUNT CHARGES

Charges for Mortality and Expense risks. We charge the Separate Account divisions for the mortality and expense risks we assume. We deduct a daily charge at an effective annual rate of 0.40% of the value of each division's assets that come from the Policy. The aggregate amount of such charges, which are paid quarterly, against the Separate Account divisions in 1997 was $93,756.

The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

If all the money we collect from this charge is not needed to cover Death Benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money we collect is insufficient, we will provide for all Death Benefits and expenses.

Charges for Federal Income Taxes. We do not currently make any charge against the Separate Account divisions for federal income taxes attributable to them. We may, however, make such a charge eventually in order to provide for the future federal income tax liability of the Separate Account divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS - MassMutual - Tax Status.

SURRENDER CHARGES

If you surrender the Policy (or the surrender value is applied under a settlement option), we will deduct an amount equal to the sum of the surrender charges for the original Selected Face Amount and all increases in the Selected Face Amount. These charges have both an Administrative and Sales Load component. The surrender charge at any time is the sum of these parts.

The Administrative Surrender Charge is determined separately for each insurance segment in force. The charge begins at $5 per $1000 of the Policy's Selected Face Amount and grades down over 10 years to zero. This portion of the charge varies only by the Selected Face Amount and duration of the Policy. The Administrative Surrender Charge is designed to partially reimburse MassMutual for expenses it incurs in processing Applications for the Policies, including conducting medical examinations and determining insurability.

The Sales Load Surrender Charge is also determined separately for each insurance segment in force and is based on the surrender charge band for that segment. The surrender charge band set forth in the Policy is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of the purchase. Once determined, the band for a segment is not changed as the result of any subsequent decreases in Selected Face Amount. During the first 10 years following the issue of a segment, the charge is equal to 24.5% of the premiums paid for that segment up to the surrender change band for that segment, plus 4.5% of premiums paid in excess of one band but less than two bands, plus 3.5% of premiums in excess of two but less than three bands. In each case the surrender charge is in addition to the 5.5% sales charge deducted from each premium. Assuming a segment is surrendered during the first 10 years, the total sales charge is, therefore, equal to 30% of the premiums paid for that segment up to the band for that segment, plus 10% of premiums paid in excess of one band but less than two bands, plus 9% of premiums in excess of two but less than three bands, and 5.5% of all subsequent payments.

                       Surrender Charge Bands Per $1,000
                            of Selected Face Amount

                     Age 25         Age 40          Age 55
                     ------         ------          ------

                     $6.12          $11.90          $24.66

The Sales Load Surrender Charge, as calculated above, remains level for the first 10 Policy Years. In years 11 through 15, it reduces to zero in accordance with the percentages set forth in your Policy. Premiums paid are allocated to each insurance segment in proportion to the respective guideline annual premiums. This charge is designed to reimburse MassMutual for the expenses it incurs in distributing the Policies, prospectuses and sales literature.

Surrender charges for an insurance segment are also deducted when insurance segments are cancelled under a decrease in Selected Face Amount. Insurance segments are cancelled on a last purchased, first surrendered basis. If only a portion of an insurance segment is cancelled, a pro rata portion of the full surrender charge for the segment will be imposed.

A charge is assessed for each Withdrawal under the Policy. This charge is equal to the lesser of $25 or 2% of the amount withdrawn from the Policy. It is deducted from the amount withdrawn and the balance goes to the Policyowner. A Withdrawal will not be allowed if to do so would reduce the Account Value to an amount less than the cumulative sum of the Policy's minimum planned premiums to date.

The Separate Account

The Separate Account was established on July 13, 1988 as a separate investment account by MassMutual's Board of Directors in accordance with the provisions of
Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust. Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of MassMutual. Both MassMutual and the Separate Account, however, are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts and the laws of the jurisdiction in which the Policy is delivered. A designated segment of the Separate Account also may be used to receive and invest premiums for other variable life insurance policies issued by MassMutual.

Although the assets of the Separate Account are assets of MassMutual, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the Policies may not be used to satisfy any obligations that may arise out of any other business we may conduct. They may, however, become subject to liabilities arising from other variable life insurance policies which are funded by the Separate Account. In addition, we may from time to time at our discretion transfer to our general account those assets which exceed the reserves and other liabilities of the Separate Account. Such transfers will not adversely affect the Separate Account.

Income, realized gains or losses and unrealized gains or losses from each division of the Separate Account are credited to or charged against that division without regard to any of MassMutual's other income, gains, or losses.

MassMutual may accumulate in the Separate Account the charge for expense and mortality risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

Investments of the Separate Account. The Separate Account has four divisions attributable to the Policy, each of which invests in the shares of a single Fund of the Trust. The divisions of the Separate Account are:

 . The Equity Division - Amounts credited to this division are invested in shares of MML Equity Fund, or its successor;

 . The Money Market Division - Amounts credited to this division are invested in shares of MML Money Market Fund, or its successor;

 . The Managed Bond Division - Amounts credited to this division are invested in shares of MML Managed Bond Fund, or its successor; and

 . The Blend Division - Amounts credited to this division are invested in shares of MML Blend Fund or its successor.

The shares of the underlying Fund purchased by each division of the Separate Account will be held by MassMutual as custodian for the Separate Account.

The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, consisting of the four Funds described above, each of which has its own investment objectives and policies. MassMutual established the Trust for the purpose of providing a vehicle for the investment of assets of various separate investment accounts, including the Separate Account, established by MassMutual and life insurance company subsidiaries of MassMutual. Shares of the Funds are not offered to the general public, but solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries. The Separate Account purchases and redeems shares of the Funds at their net asset value which is determined at the time of the receipt of the purchase order or redemption request without the imposition of any sales or redemption charge.

The primary investment objective of MML Equity Fund is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

The investment objectives of MML Money Market Fund are to achieve high current income, the preservation of capital, and liquidity. The assets of this Fund are invested in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

The investment objective of MML Managed Bond Fund is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values. The assets of this Fund are invested primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

The investment objective of MML Blend Fund is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital values. This Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

Citibank, N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for each of the Funds.

MassMutual serves as investment manager of each of the Funds pursuant to a separate investment management agreement executed by MassMutual and each of the Funds. Pursuant to such agreements, MassMutual is paid a quarterly fee at the annual rate of .50% of the first $100,000,000 of the Fund's average daily net asset value, .45% of the next $200,000,000, .40% of the next $200,000,000 and
 .35% of any excess over $500,000,000.

During 1997, MassMutual (and Babson) earned investment management fees of:

MML Equity Fund.................................................$8,082,863
MML Money Market Fund...........................................$  703,344
MML Managed Bond Fund...........................................$  913,026
MML Blend Fund..................................................$8,933,947

Concert Capital Management, Inc. ("Concert") served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual has agreed to bear the expenses of each of the Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expense) in excess of .11% of average daily net asset value through April 30, 1999.

Additional and more detailed information regarding the Funds may be found in the accompanying Prospectus for the Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans. MassMutual is the investment sub-adviser to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, open-end management investment companies. MassMutual is the Collateral co-manager for MassMutual/Carlson CBO N.V.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Since these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the Policies and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MassMutual should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying Funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or
(iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same Funds. The Board of Trustees of the Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of trustees who are not interested persons of the Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested trustees. If a material irreconcilable conflict exists, MassMutual will take such action at its own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

Rates of Return. The following table shows the Effective Annual Rates of Return based on the actual investment performance (after deduction of investment management fees and direct operating expenses) of the Fund underlying each division of the Separate Account for periods ended December 31, 1997. These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deduction from premiums or administrative and cost of insurance charges assessed against the account value of the Policies, nor do they reflect the Policy's surrender charges. SEE CHARGES UNDER THE POLICY - DEDUCTIONS FROM PREMIUMS, ACCOUNT VALUE CHARGES AND SURRENDER CHARGES. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy. (See, however, ACCOUNT VALUE and CASH SURRENDER VALUE - Performance Illustration). An individualized hypothetical illustration may be available. The rates of return shown are not necessarily indicative of future performance. They may be considered, however, in assessing the competence and performance of MassMutual as the Fund's investment adviser.

                       Effective Annual Rates of Return

                       20          15         10         5        1
Fund                 Years       Years      Years      Years    Year
----                 -----       -----      -----      -----    ----
Equity               16.20%      16.19%     16.44%     18.25%   28.59%
Money Market         --           6.44       5.63       4.47     5.18
Managed Bond         --           9.73       9.08       7.79     9.91
Blend                --          13.67*     13.68      13.81    20.89

*From inception.

                       ANNUALIZED ONE YEAR TOTAL RETURNS

                                      MML            MML
        For the      MML             Money         Managed          MML
       year ended   Equity          Market           Bond          Blend
       ----------   ------          ------           ----          -----
          1997      28.59%           5.18%          9.91%          20.89%
          1996      20.25%           5.01%          3.25%          13.95%
          1995      31.13%           5.58%         19.14%          23.28%
          1994       4.10%           3.84%         (3.76%)          2.48%
          1993       9.52%           2.75%         11.81%           9.70%
          1992      10.48%           3.48%          7.31%           9.36%
          1991      25.56%           6.01%         16.66%          24.00%
          1990      (0.51%)          8.12%          8.38%           2.37%
          1989      23.04%           9.16%         12.83%          19.96%
          1988      16.68%           7.39%          7.13%          13.40%
          1987       2.10%           6.49%          2.60%           3.12%
          1986      20.15%           6.60%         14.46%          18.30%
          1985      30.54%           8.03%         19.94%          24.88%
          1984       5.40%          10.39%         11.69%           8.24%*
          1983      22.85%           8.97%          7.26%           --
          1982      25.67%          11.12%*        22.79%*          --
          1981       6.67%           --             --              --
          1980      27.62%           --             --              --
          1979      19.54%           --             --              --
          1978       3.71%           --             --              --
          1977      (0.52%)          --             --              --
          1976      24.77%           --             --              --
          1975      32.85%           --             --              --
          1974      (17.61%)*        --             --              --

 * The figures shown are from inception of the Funds. The Money Market and Managed Bond Funds received initial funding on December 16, 1981. The Blend Fund received initial funding on February 3, 1984. The Equity Fund received initial funding September 15, 1971 (performance information prior to 1974 is not available).

Performance Illustration. The following tables show how the actual investment performance of the Funds of the Trust would have affected the Death Benefits and Cash Surrender Values of hypothetical Policies. Each table illustrates a Policy as of the earliest date for which performance figures are available for the illustrated Fund. Each table assumes that the illustrated Policy was issued to a male smoker age 35; insurance costs will vary under different mortality assumptions. The Policy in each table is issued for a Selected Face Amount of $100,000, with annual premiums of $1,200 paid at the beginning of each year and the full Account Value continuously reinvested in the Separate Account division corresponding with the particular Fund illustrated. Separate columns are shown for the current schedule of charges and for guaranteed mortality and expense charges and current fund level expenses.

                                MML Equity Fund

                                                                             Using Guaranteed Schedule of
                                              Using Current Schedule         Mortality and Expense Charges
                                                    of Charges              and Current Fund Level Expenses
                                              ----------------------        -------------------------------
                                               Cash                              Cash
             Calendar     Total Annual       Surrender         Death           Surrender         Death
               Year         Premiums           Value          Benefit            Value          Benefit
               ----         --------           -----          -------            -----          -------
               1974         $  1,200         $      0         $100,000         $      0         $100,000
               1975         $  2,400         $  1,301         $100,000         $  1,102         $100,000
               1976         $  3,600         $  2,860         $100,000         $  2,508         $100,000
               1977         $  4,800         $  3,664         $100,000         $  3,219         $100,000
               1978         $  6,000         $  4,662         $100,000         $  4,097         $100,000
               1979         $  7,200         $  6,642         $100,000         $  5,849         $100,000
               1980         $  8,400         $  9,619         $100,000         $  8,477         $100,000
               1981         $  9,600         $ 11,068         $100,000         $  9,726         $100,000
               1982         $ 10,800         $ 14,927         $100,000         $ 13,097         $100,000
               1983         $ 12,000         $ 19,273         $100,000         $ 16,876         $100,000
               1984         $ 13,200         $ 20,981         $100,000         $ 18,311         $100,000
               1985         $ 14,400         $ 28,319         $100,000         $ 24,663         $100,000
               1986         $ 15,600         $ 34,822         $100,000         $ 30,261         $100,000
               1987         $ 16,800         $ 36,153         $100,000         $ 31,332         $100,000
               1988         $ 18,000         $ 42,907         $100,421         $ 37,089         $100,000
               1989         $ 19,200         $ 53,382         $121,178         $ 46,091         $104,627
               1990         $ 20,400         $ 53,427         $118,074         $ 46,089         $101,858
               1991         $ 21,600         $ 67,484         $145,090         $ 58,147         $125,016
               1992         $ 22,800         $ 74,690         $156,102         $ 64,217         $134,213
               1993         $ 24,000         $ 81,812         $166,896         $ 70,140         $143,086
               1994         $ 25,200         $ 85,053         $169,256         $ 72,674         $144,620
               1995         $ 26,400         $111,300         $215,923         $ 94,756         $183,826
               1996         $ 27,600         $133,188         $251,593         $112,867         $213,319
               1997         $ 28,800         $169,895         $314,305         $143,428         $265,342

                             MML Money Market Fund

                                                                           Using Guaranteed Schedule of
                                             Using Current Schedule        Mortality and Expense Charges
                                                   of Charges             and Current Fund Level Expenses
                                            -------------------------     -------------------------------
                                              Cash                              Cash
            Calendar     Total Annual       Surrender         Death           Surrender         Death
              Year         Premiums           Value          Benefit            Value          Benefit
              1982         $  1,200         $    226         $100,000         $    139         $100,000
              1983         $  2,400         $  1,213         $100,000         $  1,027         $100,000
              1984         $  3,600         $  2,336         $100,000         $  2,035         $100,000
              1985         $  4,800         $  3,482         $100,000         $  3,057         $100,000
              1986         $  6,000         $  4,618         $100,000         $  4,061         $100,000
              1987         $  7,200         $  5,792         $100,000         $  5,088         $100,000
              1988         $  8,400         $  7,073         $100,000         $  6,198         $100,000
              1989         $  9,600         $  8,562         $100,000         $  7,480         $100,000
              1990         $ 10,800         $ 10,046         $100,000         $  8,740         $100,000
              1991         $ 12,000         $ 11,371         $100,000         $  9,845         $100,000
              1992         $ 13,200         $ 12,403         $100,000         $ 10,673         $100,000
              1993         $ 14,400         $ 13,344         $100,000         $ 11,408         $100,000
              1994         $ 15,600         $ 14,443         $100,000         $ 12,261         $100,000
              1995         $ 16,800         $ 15,828         $100,000         $ 13,335         $100,000
              1996         $ 18,000         $ 17,168         $100,000         $ 14,342         $100,000
              1997         $ 19,200         $ 18,474         $100,000         $ 15,272         $100,000

                             MML Managed Bond Fund

                                                                            Using Guaranteed Schedule of
                                             Using Current Schedule        Mortality and Expense Charges
                                                   of Charges             and Current Fund Level Expenses
                                            -------------------------     -------------------------------
                                              Cash                              Cash
            Calendar     Total Annual       Surrender         Death           Surrender         Death
              Year         Premiums           Value          Benefit            Value          Benefit
              ----         --------           -----          -------            -----          -------
              1982         $  1,200         $    339         $100,000         $    246         $100,000
              1983         $  2,400         $  1,301         $100,000         $  1,113         $100,000
              1984         $  3,600         $  2,472         $100,000         $  2,165         $100,000
              1985         $  4,800         $  4,116         $100,000         $  3,642         $100,000
              1986         $  6,000         $  5,740         $100,000         $  5,089         $100,000
              1987         $  7,200         $  6,704         $100,000         $  5,929         $100,000
              1988         $  8,400         $  8,032         $100,000         $  7,082         $100,000
              1989         $  9,600         $  9,953         $100,000         $  8,754         $100,000
              1990         $ 10,800         $ 11,579         $100,000         $ 10,145         $100,000
              1991         $ 12,000         $ 14,363         $100,000         $ 12,543         $100,000
              1992         $ 13,200         $ 16,097         $100,000         $ 13,993         $100,000
              1993         $ 14,400         $ 18,706         $100,000         $ 16,191         $100,000
              1994         $ 15,600         $ 18,522         $100,000         $ 15,941         $100,000
              1995         $ 16,800         $ 22,789         $100,000         $ 19,520         $100,000
              1996         $ 18,000         $ 24,084         $100,000         $ 20,510         $100,000
              1997         $ 19,200         $ 26,951         $100,000         $ 22,799         $100,000

                                MML Blend Fund

                                                                            Using Guaranteed Schedule of
                                             Using Current Schedule        Mortality and Expense Charges
                                                   of Charges             and Current Fund Level Expenses
                                            -------------------------     -------------------------------
                                              Cash                              Cash
            Calendar     Total Annual       Surrender         Death           Surrender         Death
              Year         Premiums           Value          Benefit            Value          Benefit
              ----         --------           -----          -------            -----          -------
              1984         $  1,200         $    198         $100,000         $    112         $100,000
              1985         $  2,400         $  1,480         $100,000         $  1,275         $100,000
              1986         $  3,600         $  2,879         $100,000         $  2,537         $100,000
              1987         $  4,800         $  3,847         $100,000         $  3,397         $100,000
              1988         $  6,000         $  5,374         $100,000         $  4,757         $100,000
              1989         $  7,200         $  7,522         $100,000         $  6,664         $100,000
              1990         $  8,400         $  8,482         $100,000         $  7,488         $100,000
              1991         $  9,600         $ 11,561         $100,000         $ 10,194         $100,000
              1992         $ 10,800         $ 13,449         $100,000         $ 11,821         $100,000
              1993         $ 12,000         $ 15,523         $100,000         $ 13,596         $100,000
              1994         $ 13,200         $ 16,537         $100,000         $ 14,416         $100,000
              1995         $ 14,400         $ 21,226         $100,000         $ 18,441         $100,000
              1996         $ 15,600         $ 24,899         $100,000         $ 21,553         $100,000
              1997         $ 16,800         $ 30,860         $100,000         $ 26,628         $100,000

These illustrations are not necessarily indicative of future performance. They assume the Policies were issued standard based on full underwriting and that there have been no increases or decreases in Selected Face Amounts, no Policy loans and that no transaction charges have been incurred. The Cash Surrender Values shown reflect the deduction of all charges made against premiums, Account Value charges, Separate Account charges and surrender charges. An individualized hypothetical illustration may be available. See SEPARATE ACCOUNT CHARGES UNDER THE POLICY - DEDUCTIONS FROM PREMIUMS, ACCOUNT VALUE CHARGES, SEPARATE ACCOUNT CHARGES AND SURRENDER CHARGES.

Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums based on assumed hypothetical gross annual investment returns of 0%, 6% and 12% are shown in APPENDIX A. The APPENDIX also describes, in more detail, the assumptions underlying this illustration.

                       General Provisions Of The Policy

This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. You may review a copy of the Policy upon request.

Premiums. The Policyowner selects a premium payment schedule in the Application and is not bound by an inflexible premium schedule. Two premium concepts are very important under the Policy: the planned premium and minimum initial premium.

Planned Premiums. Planned premiums are elected at the time of application and may be changed at any time. Planned premiums are subject to a minimum which depends upon the Selected Face Amount of the Policy, the Insured's age and the amount of the initial premium paid. In addition, the annual planned premium for the Policy cannot be less than $300.

The Minimum Initial Premium. You paid a minimum initial premium along with your Application or at any time prior to the delivery of the Policy. The amount of the initial premium depended on the minimum initial premium on an annual basis for the Selected Face Amount of the Policy and the proposed frequency of planned premiums. Thereafter, subject to the minimum and maximum premium limitations described below, you may make unscheduled premium payments at any time and in any amount. The minimum initial premium for the Policy with annual planned premiums is equal to the minimum planned premium for the Policy.

There is no penalty if the planned premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned premiums are paid, the Policy terminates if the Account Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. For details see TERMINATION.

The following sample table shows the minimum annual planned premium per $1,000 of Selected Face Amount.

                        Minimum Annual Planned Premium
                      Per $1,000 of Selected Face Amount

                  Male, Female, Smoker and Nonsmoker Classes.

                   Age 25           Age 40          Age 55
                   ------           ------          ------

                   $3.16            $4.80           $7.44

Minimum and Maximum Premium Payments. While the Policy is in force, premiums may be paid at any time before the death of the Insured subject to certain restrictions. The minimum premium payment is $10.00. The maximum premium which may be paid in any year without evidence of insurability is the greater of: (i) the premium which will not increase the net amount at risk under the Policy: and
(ii) twice the Policy's minimum planned premium, plus $100.00 (where required by law, this maximum is not less than the Policy's annual planned premium for that year). Premium payments should be sent to our Home Office or to the address indicated for payment on the notice.

Termination. This Policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly deduction, the Policy will enter a 61-day grace period.

Grace Period. We allow 61 days to pay any premium necessary to cover the overdue monthly deduction (or $10 if greater). You will receive a notice from us which sets forth this amount. During the grace period, the Policy remains in force. If the payment is not made by 61 days after we mail the written notice, the Policy terminates without value.

DEATH BENEFIT UNDER THE POLICY

The Death Benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death, we pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY - Payment Options.

In the Application, the Policyowner selects a Selected Face Amount. The Death Benefit is the greater of the Selected Face Amount in effect on the date of death or the Minimum Face Amount in effect on the date of death with certain additions or deductions. The Minimum Face Amount is equal to Account Value times the Minimum Face Amount percentage. The percentages depend upon the Insured's age, sex and smoking classification. The percentages are set forth on the schedule page of your Policy. Added to the greater of the Selected Face Amount or Minimum Face Amount is the value of any additional benefits provided by rider. We will also add that part of any monthly deduction applicable for the period beyond the date of death. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY - Payment Options. If the Insured dies after the first Policy Year, we will also include a pro rata share of any dividend allocated to the Policy for the year death occurs. We then subtract any outstanding Policy Debt and any unpaid monthly deductions if the death occurs during the 61-day Grace Period. The Death Benefit is unaffected by investment experience unless the Death Benefit is based on the Minimum Face Amount.

Example. The following example shows how the Death Benefit varies as a result of investment performance:

                                          Policy A       Policy B
                                          --------       --------

Selected Face Amount                      $100,000       $100,000

Account Value on Date of Death            $ 50,000       $ 40,000

Minimum Face Amount Percentage
  On Date of Death                            240%           240%

For Policy A, the Death Benefit will equal $120,000 which is the greater of the $100,000 Selected Face Amount or the Account Value times the Minimum Face Amount percentage. For Policy B, the Death Benefit would equal the $100,000 Selected Face Amount.

Selected Face Amount Changes. An increase in coverage must be for at least $15,000 in the non-qualified market and $5,000 in the qualified market or when simplified underwriting procedures are used. Evidence of insurability must be submitted with the Application except for any increase elected under the insurability protection rider. No increase in the Selected Face Amount can be elected within six months after the Policy Date or any previous increase, or after the Policy Anniversary Date nearest the insured's 82nd birthday. These limitations do not apply to increases elected in accordance with the insurability protection rider.

All increases are effective on the date shown on the endorsement to the Policy. Increases are allowed only on a Monthly Calculation Date. An increase in Selected Face Amount may affect the net amount at risk which may affect a Policy- owner's cost of insurance charge.

Decreases in coverage are allowed in certain circumstances, although MassMutual believes that such decreases are generally not in the best interests of a Policyowner. The Selected Face Amount will be reduced by canceling insurance segments on a last purchased, first cancelled basis and the appropriate surrender charge will be deducted from the Account Value. (For a discussion of the charges associated with a decrease, see SURRENDER CHARGES.) A decrease in Selected Face Amount is effective on the Monthly Calculation Date following the receipt of a written request. The Selected Face Amount may not be decreased to less than the minimum Selected Face Amount for a Policy. We reserve the right to terminate the option of decreasing the Selected Face Amount in the future.

ACCOUNT VALUE AND CASH SURRENDER VALUE

Account Value. The Account Value of the Policy is the sum of all premium payments adjusted by periodic charges and credits. It is the amount provided for investment in the Separate Account and the GPA. The Account Value of the Policy is held in one or more divisions of the Separate Account and the GPA. Initially, this value is equal to the net amount of the first premium paid under the Policy. This amount is allocated among the GPA and the divisions according to the allocation percentages requested in the Application.

All or part of the Account Value may be transferred among divisions by written request. Transfers between divisions of the Separate Account may be by amount or by percentage. MassMutual reserves the right to limit transfers to not more than one every 90 days in connection with compliance with Section 404(c) of ERISA. Policyowners may transfer all funds in the Separate Account to the GPA at any time regardless of the number of transfers previously made.

Transfers from the GPA to the Separate Account may be made only once during each Policy Year. Each such transfer may not exceed 25% of the Account Value in the GPA at the time of the transfer. More than 25% may be transferred after 3 consecutive 25% transfers have been made, provided no value has been allocated or transferred to the GPA by the Policyowner in the prior 3 Policy Years. The Account Value in the GPA equal to any Policy Debt cannot be transferred to the Separate Account. Any transfer is effective on the Valuation Date on or following the date we receive a written request in good order at our Home Office.

Investment Return. The investment return of a Policy is based on:

 . The Account Value held in each division of the Separate Account for that Policy; and

 . The investment experience of each division as measured by its actual net rate of return, and

 . The interest rate credited on Account Values held in the GPA.

The investment experience of a division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the division. This investment experience is determined on each Valuation Date. The actual net rate of return for a division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, Surrender is effective on the date we receive the Policy and a written request in good order at our Home Office. The Policy and written request for surrender are deemed received on the date on which they are received by mail at MassMutual's Home Office. If, however, the date on which they are received is not a Valuation Date, or if they are received other than through the mail after the closing of the New York Stock Exchange (a "Valuation Time"), they are deemed received on the next Valuation Date. The Cash Surrender Value is the Account Value less any surrender charges and outstanding Policy Debt.

Withdrawals. Subject to certain conditions, after the Policy has been in force for six months you can make a Withdrawal from the Policy on any Monthly Calculation Date by sending a written request to our Home Office. The minimum amount of a Withdrawal is $100 (before deducting the withdrawal fee); the maximum amount is the Cash Surrender Value. The Withdrawal also may not reduce the Account Value to an amount less than the cumulative sum of the Policy's minimum planned premiums to date. The amount of the Withdrawal is deducted from the Policy's Account Value at the end of the Valuation Period applicable to the Monthly Calculation Date on which the Withdrawal is made. The Policy- owner must specify the GPA or the division (or divisions) from which the Withdrawal is to be made. The Withdrawal amount attributable to a division or the GPA may not exceed the non-loaned Account Value of that division or GPA. A 2% fee, not to exceed $25.00, is deducted from each Withdrawal. The Account Value and Selected Face Amount will automatically be reduced by the amount of the Withdrawal unless otherwise requested and satisfactory evidence of insurability is provided. A surrender charge is not charged for this decrease in the Selected Face Amount.

POLICY LOAN PRIVILEGE

The Policy provides a loan privilege. After the first Policy Year, loans can be made on the Policy at any time before the Insured dies. The maximum loan is an amount equal to 90% of the total of the Account Value at the time of the loan less the then applicable surrender charge, less any outstanding Policy Debt. The Policy must be properly assigned as collateral for the loan.

Source of Loan. The loan amount requested is taken from divisions of the designated segment of the Separate Account and the GPA in proportion to the non-loaned Account Value of each on the date of the loan. Shares taken from the divisions are liquidated and the resulting dollar amounts are transferred to the GPA. The Policy loan is then taken against the value in the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading is restricted, or the Securities and Exchange Commission determines that a state of emergency exists.

If Loans Exceed the Policy Account Value. Policy Debt (which includes accrued interest) must not equal or exceed the Account Value less any surrender charges. If this limit is reached, we may terminate the Policy. To terminate for this reason we will notify the Policyowner in writing. This notice states the amount necessary to bring the Policy Debt back within the limit. If we do not receive a payment within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any surrender charges at the end of those 31 days, the Policy terminates without value. Termination of a policy under these circumstances could cause the Policyowner to recognize gross income in the amount of any excess of the Policy Debt over the sum of the Policyowner's previously unrecovered premium contributions.

Interest. On the Application, the Policyowner may select a loan interest rate of 6% or an adjustable loan rate. MassMutual each year will set the adjustable rate that will apply for the next Policy Year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 5%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the divisions of the designated segment of the Separate Account and the GPA in proportion to the non-loaned Account Value in each.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. All repayments are allocated to the GPA. Any repayment results in the transfer of values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA but does not result in a transfer to the divisions of the Separate Account. If the loan is not repaid, we deduct the amount due from any amount payable from a Surrender or upon the death of the Insured.

Interest on Loaned Value. Any loaned amount is held in the GPA and earns interest at a rate determined by MassMutual, which is the greater of (i) 4% and (ii) the Policy loan rate less not more than 2% (the current rate is 1.5%).

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MassMutual rather than a rate of return reflecting the investment performance of the Separate Account.

FREE LOOK PROVISION

The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after MassMutual mails or delivers a written notice of withdrawal right to the Policyowner or within 45 days after signing Part 1 of the Application, whichever is latest. The Policyowner may cancel increases in the Selected Face Amount under the same time limitations. The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MassMutual or to the agent who sold it or to one of our agency offices. If the Policy is cancelled in this fashion, a refund will be made to the Policyowner. The refund equals the total of all premiums paid for the Policy, reduced by any amounts borrowed or withdrawn. For cancelled increases in the Selected Face Amount the refund equals the sum of all premiums paid and allocated to the increase in Selected Face Amount.

YOUR VOTING RIGHTS

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of either the Funds or of the Trust. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing Policy's Account Value held in each division of the Separate Account, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account as to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

OUR RIGHTS

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek approval by Policyowners.

Specifically, we reserve the right to:

 . Create new segments of the Separate Account;

 . Create new Separate Accounts;

 . Combine any two or more Separate Accounts;

 . Make available additional divisions of the Separate Account investing in additional investment companies;

 . Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 . Operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and

 . Deregister the Separate Account under the Investment Company Act of 1940 in the event such registration is no longer required.

MassMutual also reserves the right to change the name of the Separate Account.

We have reserved all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

Directors and Executive Officers of MassMutual

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed on the following two pages.

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

------------------------------------------------------------------------------------------------------------------------------------

Name and Position                    Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------

Roger G. Ackerman, Director          Chairman and Chief Executive Officer, since 1996, President and Chief Operating Officer,
One Riverfront Plaza, HQE 2          1990-1996, Corning, Inc.
Corning, NY  14831
------------------------------------------------------------------------------------------------------------------------------------

James R. Birle, Director             Chairman, since 1997, and Founder, since 1994, President, 1994-1997, Resolute Partners, LLC;
2 Soundview Drive                    General Partner, Blackstone Group, 1988-1994
Greenwich, CT  06836
------------------------------------------------------------------------------------------------------------------------------------

Gene Chao, Director                  Chairman, President and CEO, Computer Projections, Inc., since 1991
733 SW Vista Avenue
Portland, OR 97205
------------------------------------------------------------------------------------------------------------------------------------

Patricia Diaz Dennis, Director       Senior Vice President and Assistant General Counsel, SBC Communications Inc., since 1995;
175 East Houston, Room 4-A-70        Special Counsel, Sullivan & Cromwell, 1993-1995; Assistant Secretary of State for Human
San Antonio, TX  78205               Rights and Humanitarian Affairs, U.S. Department of State, 1992-1993
------------------------------------------------------------------------------------------------------------------------------------

Anthony Downs, Director              Senior Fellow, The Brookings Institution, since 1977
1775 Massachusetts Ave., N.W.
Washington, DC 20036-2188
------------------------------------------------------------------------------------------------------------------------------------

James L. Dunlap, Director            President and Chief Operating Officer, United Meridian Corporation, since 1996; Senior Vice
1201 Louisiana, Suite 1400           President, Texaco, Inc. 1987-1996
Houston, TX  77002-5603
------------------------------------------------------------------------------------------------------------------------------------

William B. Ellis, Director           Senior Fellow, Yale University School of Forestry and Environmental Studies, since 1995;
31 Pound Foolish Lane                Chairman and Chief Executive Officer, Northeast Utilities, 1983-1995
Glastonbury, CT 06033
------------------------------------------------------------------------------------------------------------------------------------

Robert M. Furek, Director            Chairman, State Board of Trustees for the Hartford School System, since 1997; President and
1 State Street, Suite 2310           Chief Executive Officer, Heublein, Inc., 1987-1996
Hartford, CT  06103
------------------------------------------------------------------------------------------------------------------------------------

Charles K. Gifford, Director         Chairman and Chief Executive Officer, since 1995, and President, 1989-1995, Bank-Boston, N.A.
100 Federal Street                   and Chairman, since 1998, and Chief Executive Officer, since 1985, BankBoston Corporation
Boston, MA 02110
------------------------------------------------------------------------------------------------------------------------------------

William N. Griggs, Director          Managing Director, Griggs & Santow, Inc., since 1983
75 Wall Street, 20/th/ Floor
New York, NY  10005
------------------------------------------------------------------------------------------------------------------------------------

George B. Harvey, Director           Retired Chairman, President and CEO, Pitney Bowes, since 1996
One Landmark Square
Suite 1905, 19/th/ Floor
Stamford, CT  06901
------------------------------------------------------------------------------------------------------------------------------------

Barbara B. Hauptfuhrer, Director     Director of various corporations, since 1972
1700 Old Welsh Road
Huntingdon Valley, PA  19006
------------------------------------------------------------------------------------------------------------------------------------

Sheldon B. Lubar, Director           Chairman, Lubar & Co. Incorporated, since 1977
700 North Water Street, Suite 1200
Milwaukee, WI  53202
------------------------------------------------------------------------------------------------------------------------------------

William B. Marx, Jr., Director       Retired Senior Executive Vice President, Lucent Technologies, since 1996; Executive
5 Peacock Lane                       Vice President and CEO Multimedia Products Group, AT&T, 1994-1996; Executive Vice President
Village of Golf, FL 33436-5299       and CEO, Network Systems Group, 1993-1994; Group Executive and President, AT&T Network
                                     Systems, 1989-1993
------------------------------------------------------------------------------------------------------------------------------------

John F. Maypole, Director            Managing Partner, Peach State Real Estate Holding Company, since 1984
55 Sandy Hook Road - North
Sarasota, FL  34242
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
John J. Pajak, Director, President and   President and Chief Operating Officer, since 1996, Vice Chairman and Chief Admin-
Chief Operating Officer                  istrative Officer, 1996-1996, Executive Vice President, 1987-1996, MassMutual
1295 State Street
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------
Thomas B. Wheeler, Director, Chairman    Chairman and Chief Executive Officer, since 1996, President and Chief Executive
and Chief Executive Officer              Officer, 1988-1996, MassMutual
1295 State Street
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------
Alfred M. Zeien, Director                Chairman and Chief Executive Officer, The Gillette Company, since 1991
Prudential Tower
Boston, MA 02199
------------------------------------------------------------------------------------------------------------------------------

Executive Vice Presidents:

------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr.                 Executive Vice President and General Counsel, since 1993, Senior Vice President and
1295 State Street                        Deputy General Counsel, 1992-1993, MassMutual
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------
Peter J. Daboul                          Executive Vice President and Chief Information Officer, since 1997, Senior Vice
1295 State Street                        President, 1990-1997, MassMutual
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------
John B. Davies                           Executive Vice President, since 1994, Associate Executive Vice President, 1994-1994,
1295 State Street                        General Agent, 1982-1993, MassMutual
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------
Daniel J. Fitzgerald                     Executive Vice President, since 1994, Corporate Financial Operations, 1994-1997,
1295 State Street                        Senior Vice President, 1991-1994
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------
James E. Miller                          Executive Vice President, since 1997 and 1987-1996, MassMutual; Senior VIce Presi-
1295 State Street                        dent, UniCare Life and Health Insurance Company, 1996-1997
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------
John V. Murphy                           Executive Vice President, since 1997, MassMutual; Executive Vice President and
1295 State Street                        Chief Operating Officer, David L. Babson & Co., Inc. 1995-1997; Chief Operating
Springfield, MA 01111                    Officer, Concert Capital Management, Inc., 1993-1995; Senior Vice President and Chief
                                         Financial Officer, Liberty Financial Companies, 1997-1993
------------------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt                        Executive Vice President and Chief Investment Officer, since 1993, Executive Vice
1295 State Street                        President, 1992-1993, MassMutual
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------
Joseph M. Zubretsky                      Executive Vice President and Chief Financial Officer, since 1997, MassMutual; Chief
1295 State Street                        Financial Officer, 1996, HealthSource; Coopers & Lybrand, 1990-1996
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------

The Guaranteed Principal Account

Because of exemptive and exclusionary provisions, interests in MassMutual's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts and MassMutual has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Policyowner may allocate or transfer all or part of the Net Premium to the Guaranteed Principal Account, and such amounts shall become part of MassMutual's general account assets. The allocation or transfer of amounts to the Guaranteed Principal Account does not entitle a Policyowner to share in the investment experience of those assets. Instead, MassMutual guarantees that those amounts allocated to the Guaranteed Principal Account which are in excess of any Policy loans will accrue interest daily at an effective annual rate equal to the greater of a) 4% and b) the rate determined by an index defined in the Policy less any tax charge which are subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

For amounts equal to any Policy loans, the guaranteed rate is the greater of a) 4% and b) the Policy loan rate less a Mass- Mutual declared charge for expenses and taxes. This charge will not be greater than 2% per year (this charge is currently 1.5%). Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. Upon request, MassMutual will inform Policyowners of the then applicable rate. Since MassMutual takes into account the need to provide for its expenses and guarantees, the crediting rate declared by MassMutual shall be net of charges it imposes against the earnings of the GPA.

Federal Income Tax Considerations

The ultimate effect of federal income taxes on values under this Policy and on the economic benefit to the Policyowner or Beneficiary depends on MassMutual's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policies, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MassMutual reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws.

MassMutual - Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MassMutual and its operations form a part of MassMutual.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Values. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policies. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MassMutual to the extent applied to increase reserves associated with the Policies. The reserve items taken into account at the close of the taxable year for purposes of determining net increases or net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets or by adding any amount attributable to depreciation. MassMutual's basis in the assets underlying the Separate Account's Policies will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate level capital gain and loss, and the tax effect thereof, are eliminated.

Due to MassMutual's current tax status, no charge is made to the Separate Account for MassMutual's federal income taxes that may be attributable to the Separate Account. Periodically, MassMutual will review the question of a charge to the Separate Account for MassMutual's federal income taxes. A charge may be made for any federal income taxes incurred by Mass- Mutual that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MassMutual's federal income taxes attributable to that account.

Under current laws, MassMutual may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, MassMutual reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums, and Loans. MassMutual believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income.

The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a Surrender or partial withdrawal is made (unless the Policy is a modified endowment contract, as discussed below).

Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner may recognize ordinary income for federal tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt but less any surrender charges assessed, exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Where the provisions of Code Section 7702(f) do not cause a taxable event, a withdrawal is taxable only to the extent that it exceed the Policyowner's as yet unrecovered premium contributions. MassMutual suggests that you consult with your tax adviser in advance of a proposed decrease in Selected Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MassMutual also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner and that no part of any loan under a Policy will constitute income to the Policyowner unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract under Code Sector 7702A, loans will be fully taxable to the extent of income in the policy and could be subject to an additional 10 percent tax. See the discussion on modified endowment contracts below. Under the "personal" interest limitation provisions of the Tax Reform Act of 1986, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax deductible. However, other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

If the Policy is owned by a business or corporation, the 1986 Act may impose additional restrictions. The Act also limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date of death cash value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

MassMutual cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

Modified Endowment Contracts. Contrary to the rules described previously, loans and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. The collateral assignment of a modified endowment contract is treated as a distribution and subjects the Policyowner to taxation on the gain accumulated within the Policy. For successive tax years, as long as the collateral assignment remains on the Policy, the Policyowner would be subject to current taxation on any increase in the Policy's accumulated income.

In general, the amount which may be subject to tax is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Appropriate adjustments are made to account for amounts previously taxable as a result of policy loans or collateral assignment. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the Policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest or dividends with respect to such premiums.

Since the Policy provides for flexible premium payments, MassMutual has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will have to be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2 ; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

Qualified Plans. The Policy may be used in conjunction with certain tax-qualified employee benefit plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with any such qualified plan until he has consulted a competent tax adviser. The Policy may not be used in conjunction with an Individual Retirement Account (IRA).

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trust is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the Trust's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Trust as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. However, each Government agency or instrumentality is treated as a separate issuer.

With respect to variable life insurance contracts the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury Securities, and for purposes of determining whether assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trust will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MassMutual reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MassMutual intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Additional Provisions Of The Policy

Reinstatement Option. For a period of five (5) years after termination, you, as Policyowner, can request that we reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before we will reinstate the Policy, we must receive the following:

 . A premium payment equal to the amount necessary to produce Account Value equal to 3 times the total monthly deduction for the Policy on the Monthly Calculation Date on or next following the date of reinstatement;

 . Evidence of insurability satisfactory to us; and

 . Where necessary, a signed acknowledgement that the Policy has become a modified endowment contract.

If we do reinstate the Policy, the Selected Face Amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Payment Options. All or part of the Death Benefit or Cash Surrender Value may be taken in cash or as a series of level payments. Proceeds applied will no longer be affected by the investment experience of the Separate Account divisions or the GPA.

To receive payments, the proceeds to be applied must be at least $2,000. If the payments under any option are less than $20.00 each, we reserve the right to make payments at less frequent intervals. Payment options are as described below.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10.00 for each $1,000.00 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the interest rate we credit to the unpaid balance. This interest rate will not be less than 3% per year.

Interest Payment Option. We hold amounts applied under this option and pay interest on the unpaid balance of at least 3% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Three variations are available:

 . Payments for life only.

 . Payments guaranteed for five, ten or twenty years.

 . Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 . Payment for two lives only. No specific number of payments is guaranteed. Under this option there may be one payment if the two named persons die prior to the second payment.

 . Payments guaranteed for 10 years.

Joint Lifetime Payment Options with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights under Payment Options. If provided in the payment option election, all or part of the unpaid balance may be withdrawn or applied under any other option. Payments that are based on a named person's life may not be withdrawn.

Effective Annual Rate of Return: The interest rate which, if applied to the value of an investment at the beginning of a stated period and compounded annually, would result in the value of that investment at the end of the period.

Additional Benefits You Can Get by Rider. The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the GPA. An additional benefit is provided by a rider and is subject to the terms of both the Policy and the rider. The following riders are available.

Waiver of Monthly Charges Rider. This rider provides that the monthly deductions for the Policy and all riders attached to it are waived after the Insured has been totally disabled for six months. The benefit is available to Insureds ages 0-59 and provides coverage up to the Policy Anniversary nearest age 65. For disabilities which begin prior to age 60, the rider provides benefits for the life of the Insured. If disability begins after the Policy Anniversary Date nearest the Insured's 60th birthday and before age 65, we will not waive the monthly deductions which are due on or after the Policy Anniversary Date nearest the Insured's 70th birthday.

Accidental Death Benefit Rider. With this rider, we pay an additional Death Benefit if the Insured dies as a direct result of accidental bodily injury. The benefit is available to Insureds ages 0-65. Death must occur before the Policy Anniversary nearest the Insured's 70th birthday.

Insurability Protection Rider. This rider provides the right to increase the Selected Face Amount of the Policy without evidence of insurability on one or more regular option dates or on substitute option dates. The benefit is available to Insureds ages 0-38 and expires on the Policy Anniversary date nearest the Insured's 43rd birthday. Substitute option dates occur after the Insured's marriage or the birth of a child of the Insured. The amount of each increase cannot be less than $15,000 or more than $100,000.

Accelerated Death Benefit Rider. Subject to state availability, MassMutual offers an Accelerated Death Benefit Rider. This rider provides for the payment of a death benefit when the Insured is terminally ill. We must receive proof of the terminal illness prior to the time when this rider may be attached.

Beneficiary. A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. You name the Beneficiary when you apply for the Policy. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payment.

There may be more than one Beneficiary in a class. Any Beneficiary may be named an irrevocable beneficiary. An irrevocable beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable beneficiary is needed to exercise any Policy right except the right to:

 . Change the frequency of premium payments; or

 . Reinstate the Policy after termination.

The Beneficiary may be changed during the Insured's lifetime by writing to our Home Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living when the Insured dies, unless provided otherwise the Death Benefit is paid to the Owner or, if deceased, to the Owner's estate.

Assignment. The Policy may be assigned as collateral for a loan or other obligation. For any assignment to be binding on us, we must receive a signed copy of it at our Home Office. We are not responsible for the validity of any assignment.

Dividends. Each year MassMutual will determine the divisible surplus, or the money available to pay dividends. Each Policy may receive a dividend based upon its contribution to this divisible surplus. MassMutual does not expect that any dividends will be paid under the Policies.

Any dividend will be payable on the Policy Anniversary Date.

If the Insured dies after the first Policy Year, the Death Benefit will include a pro rata share of any dividend allocated to the Policy for the year death occurs.

Limits on Our Right to Challenge the Policy. Except for any increases in Selected Face Amount, we must bring any legal action to contest the validity of a Policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums. For any increase in the Selected Face Amount, we must bring legal action to contest that increase within two years from the effective date of the increase or within two years from the Issue Date of the Insurability Protection Rider, if the increase is provided by that rider.

Misstatement of Age or Sex. If the Insured's age or sex is misstated in the Policy application, the Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

Suicide. If the Insured commits suicide within two years from the Issue Date and while the Policy is in force, we pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of premiums paid for the Policy, less any Policy Debt or amounts withdrawn. For any increases in the Selected Face Amount, the limited Death Benefit will be the monthly deductions made for that increase. If the limited Death Benefit for the entire Policy is payable, there will be no additional payment for the increase.

When We Pay Proceeds. If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made within 7 days after we receive any required documents at our Home Office. But we can delay payment of the Cash Surrender Value or any Withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

 . It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings), trading is restricted by the Securities and Exchange Commission; or

 . The SEC declares that an emergency exists.

In addition, a premium payment is not available to satisfy a surrender request until the check, or other instrument by which the premium payment was made, has been honored.

We may delay paying any surrender value or loan proceeds based on the GPA for up to 6 months from the date the request is received at our Home Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. We add interest to a Death Benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account and the GPA are maintained by MassMutual. Each year within 30 days after the Policy Anniversary, we will mail you a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt, as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

SALES AND OTHER AGREEMENTS

MML Investors Services, Inc. ("MMLISI"), 1414 Main Street, Springfield, MA 01144-1013 acts as the principal underwriter of the Policies pursuant to a Servicing Agreement to which MMLISI, MassMutual, and the Separate Account are parties. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies are no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under existing Policies. MMLISI is the current broker-dealer for the existing Policies.

Under the Servicing Agreement among MMLISI, MassMutual, and the Separate Account, MMLISI receives compensation for its activities as principal underwriter of the Policies. Compensation paid by MassMutual to MMLISI in 1997 was $19,800. Commissions were paid through MMLISI to agents and selling brokers for selling the Policies. During 1997 such payments amounted to $2,388,339.

Commissions Schedule. Agents or selling brokers receive commissions as a percentage of the premium payable in each Policy Year. The maximum commission percentages are shown in the following table:

                                                         Percentage
                                Commission              Above Minimum
Policy Year                     Percentage             Planned Premium
-----------                     ----------             ---------------
1                                  50%                       2%
2-10                                6%                       2%
11 and after                        2%                       2%

Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries. Lower first year commission rates apply for issue ages over 65.

Agents under financing agreements with a general agent of MassMutual may be compensated differently.

Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for added compensation.

General agents and brokers receive commissions based on different schedules.

Bonding Arrangement. An insurance company blanket bond is maintained providing $50,000,000 coverage for officers and employees of MassMutual (subject to a $350,000 deductible) and $25,000,000 coverage for MassMutual's general agents and agents (also subject to a $350,000 deductible).

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

EXPERTS

The financial statements of the Variable Life Plus segment of the Separate Account included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The audited statements of statutory financial position of MassMutual as of December 31, 1997 and 1996, and the related statutory statements of income, changes in Policyholder's Contingency Reserves and Cash Flows for each of the years in the three year period ended December 31, 1997 included in this Prospectus have been so included in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters in this Prospectus have been examined by Craig Waddington, FSA, MAAA. An opinion on actuarial matters is filed as an exhibit to the registration statement we filed with the SEC.

FINANCIAL STATEMENTS

The financial statements of MassMutual and the Variable Life Plus segment of the Separate Account included herein should be considered only as bearing upon the ability of MassMutual to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

We have audited the statements of assets and liabilities of the MML Equity Division, MML Money Market Division, MML Managed Bond Division and MML Blend Division of the Variable Life Plus segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1997 by examination of the records of MML Series Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Division, MML Money Market Division, MML Managed Bond Division and MML Blend Division of the Variable Life Plus segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 3, 1998

Massachusetts Mutual Variable Life Separate Account I -- Variable Life Plus

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

                                                                                         MML            MML
                                                                          MML           Money         Managed          MML
                                                                         Equity         Market          Bond          Blend
                                                                        Division       Division       Division       Division
                                                                      ------------   ------------  -------------  -------------
ASSETS
Investment in the MML Series Investment Fund
 Number of shares (Note 2)                                                 519,662        152,608        38,341         244,476
                                                                      ============   ============   ===========   =============
 Identified cost (Note 3B)                                            $ 13,026,904   $    152,608   $   456,728   $   4,964,018
                                                                      ============   ============   ===========   =============
 Value (Note 3A)                                                      $ 18,418,455   $    152,608   $   475,776   $   5,886,876
Dividends receivable                                                     1,485,107            673         7,650         441,301
                                                                      ------------   ------------   -----------   -------------
     Total assets                                                       19,903,562        153,281       483,426       6,328,177

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company                      22,485            148           463           7,243
                                                                      ------------   ------------   -----------   -------------
NET ASSETS                                                            $ 19,881,077   $    153,133   $   482,963   $   6,320,934
                                                                      ============   ============   ===========   =============

Net Assets:
For variable life insurance policies                                  $ 19,815,772   $    127,097   $   447,338   $   6,268,466
Retained in Variable Life Separate Account I by
 Massachusetts Life Insurance Company                                       65,305         26,036        35,625          52,468
                                                                      ------------   ------------   -----------   -------------
  Net assets                                                          $ 19,881,077   $    153,133   $   482,963   $   6,320,934
                                                                      ============   ============   ===========   =============

Accumulation units (Note 8)
 Policyowners                                                            5,118,953         79,276       203,942       1,997,755
 Massachusetts Life Insurance Company                                       16,870         16,240        16,241          16,722
                                                                      ------------   ------------   -----------   -------------
 Total units                                                             5,135,823         95,516       220,183       2,014,477
                                                                      ============   ============   ===========   =============

NET ASSET VALUE PER ACCUMULATION UNIT
 December 31, 1997                                                    $       3.87   $       1.60   $      2.19   $        3.14
 December 31, 1996                                                            3.02           1.53          2.00            2.61
 December 31, 1995                                                            2.52           1.46          1.95            2.30
 December 31, 1994                                                            1.93           1.39          1.64            1.87
 December 31, 1993                                                            1.86           1.34          1.71            1.83

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Variable Life Plus

STATEMENT OF OPERATIONS

For The Year Ended December 31, 1997

                                                                                      MML            MML
                                                                       MML           Money         Managed          MML
                                                                      Equity         Market          Bond          Blend
                                                                     Division       Division       Division       Division
                                                                    ----------     ----------     ----------     ----------
Investment income
Dividends (Note 3B)                                                 $1,485,308     $    6,426     $   28,378     $  584,725

Expenses
Mortality and expense risk fees (Note 4)                                69,376            507          1,699         22,174
                                                                    ----------     ----------     ----------     ----------
Net investment income (Note 3C)                                      1,415,932          5,919         26,679        562,551
                                                                    ----------     ----------     ----------     ----------

Net realized and unrealized gain on investments
Net realized gain on investments (Notes 3 and 6)                       442,532           --            1,154         96,136
Change in net unrealized appreciation of investments                 2,385,529           --           11,500        362,956
                                                                    ----------     ----------     ----------     ----------

Net gain on investments                                              2,828,061           --           12,654        459,092
                                                                    ----------     ----------     ----------     ----------

Net increase in net assets resulting from operations                $4,243,993     $    5,919     $   39,333     $1,021,643
                                                                    ==========     ===========    ==========     ==========

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Variable Life Plus

STATEMENT OF CHANGES IN NET ASSETS
For The Years Ended December 31, 1997 and 1996


                                                                       1997
                                         -----------------------------------------------------------------
                                                               MML              MML
                                               MML            Money           Managed            MML
                                             Equity           Market            Bond            Blend
                                            Division         Division         Division         Division
                                         --------------   --------------   --------------   --------------
Increase (decrease) in net assets
Operations:
 Net investment income                    $  1,415,932     $      5,919     $     26,679     $    562,551
 Net realized gain (loss)
  on investments                               442,532               --            1,154           96,136
 Change in net unrealized
  appreciation/depreciation
  of investments                             2,385,529               --           11,500          362,956
                                         ---------------  ---------------  ---------------  ---------------

Net increase in net assets
 resulting from operations                   4,243,993            5,919           39,333        1,021,643
                                         ---------------  ---------------  ---------------  ---------------

Capital transactions: (Note 8)
 Transfer of net premium                     3,402,583           35,057          100,697        1,163,829
 Transfer to (from) Guaranteed
   Prinicipal Account                          112,605               --            2,702            7,436
 Transfer of surrender values                 (392,024)          (4,516)            (234)        (129,742)
 Transfer due to death benefits                (13,029)              --               --               --
 Transfer due to policy loans,
  net of repayments                           (394,531)          (7,350)          (1,809)        (121,523)
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                        (2,082)             355                3              685
 Withdrawal due to charges for
  administrative and insurance
  costs                                     (1,467,966)          (4,617)         (36,836)        (479,781)
 Divisional transfers                          (43,328)          23,371           11,515           31,472
                                         ---------------  ---------------  ---------------  ---------------

Net increase in net assets
 resulting from capital transactions         1,202,228           42,300           53,008          472,376
                                         ------------------------------------------------------------------
Total increase                               5,446,221           48,219           92,341        1,494,019

NET ASSETS, at beginning
 of the year                                14,434,856          104,914          390,622        4,826,915
                                         ---------------  ---------------  ---------------  ---------------

NET ASSETS, at end
 of the year                              $ 19,881,077     $    153,133     $    482,963     $  6,320,934
                                         ===============  ===============  ===============  ===============


                                                                       1996
                                         -----------------------------------------------------------------
                                                               MML              MML
                                               MML            Money           Managed            MML
                                             Equity           Market            Bond            Blend
                                            Division         Division         Division         Division
                                         --------------   --------------   --------------   --------------
Increase (decrease) in net assets
Operations:
 Net investment income                    $    592,826     $      4,649     $     21,329     $    264,974
 Net realized gain (loss)
  on investments                               272,801               --           (1,131)          61,148
 Change in net unrealized
  appreciation/depreciation
  of investments                             1,390,891               --           (9,101)         226,873
                                         ---------------  ---------------  ---------------  ---------------

Net increase in net assets
 resulting from operations                   2,256,518            4,649           11,097          552,995
                                         ---------------  ---------------  ---------------  ---------------

Capital transactions: (Note 8)
 Transfer of net premium                     3,585,006           19,522          104,709        1,114,833
 Transfer to (from) Guaranteed
   Principal Account                            (2,860)              --               --               --
 Transfer of surrender values                 (181,026)            (453)          (1,675)        (134,909)
 Transfer due to death benefits                (20,676)              --               --           (5,151)
 Transfer due to policy loans,
  net of repayments                           (321,071)            (283)          (3,666)         (64,417)
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                        (1,793)             (16)              88           (1,700)
 Withdrawal due to charges for
  administrative and insurance
  costs                                     (1,408,934)          (4,948)         (37,771)        (463,048)
 Divisional transfers                           87,103           (4,215)          (9,142)         (73,746)
                                         ---------------  ---------------  ---------------  ---------------

Net increase in net assets
 resulting from capital transactions         1,735,749            9,607           52,543          371,862
                                         ------------------------------------------------------------------
Total increase                               3,992,267           14,256           63,640          924,857

NET ASSETS, at beginning
 of the year                                10,442,589           90,658          326,982        3,902,058
                                         ---------------  ---------------  ---------------  ---------------

NET ASSETS, at end
 of the year                              $ 14,434,856     $    104,914     $    390,622     $  4,826,915
                                         ===============  ===============  ===============  ===============


                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Plus

Notes To Financial Statements

1.  HISTORY

    Massachusetts Mutual Variable Life Separate Account I ("Separate Account I") is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company ("MassMutual") in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

    MassMutual maintains six segments within Separate Account I. This initial segment ("Variable Life Plus Segment") is used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Plus.

    On March 30, 1990, MassMutual established a second segment ("Large Case Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

    On July 5, 1995, MassMutual established a third segment ("Strategic Variable Life Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with tables of selected face amounts, known as Strategic Variable Life.

    On July 24, 1995, MassMutual established a fourth segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Select.

    On February 11, 1997, MassMutual established a fifth segment ("GVUL Segment") within Separate Account I to be used exclusively for MassMutual's group variable universal life insurance product known as Strategic GVUL.

    On November 12, 1997, MassMutual established a sixth segment ("SVUL Segment") within Separate Account I to be used exclusively for MassMutual's survivorship variable universal life insurance product known as SVUL.

    The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MassMutual paid $100,000 to the Variable Life Plus Segment on August 4, 1988 to provide initial capital: 30,541 shares were purchased in the four series of shares of the management investment company described in
    Note 2 supporting the divisions of the Variable Life Plus Segment. On March 30, 1990, MassMutual removed $10,000 of the initial capital from each of the four divisions of the Variable Life Plus Segment.

2.  INVESTMENT OF THE VARIABLE LIFE PLUS SEGMENT'S ASSETS

    The Variable Life Plus Segment maintains four divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund.

    MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four series of the MML Series Investment Fund (the "MML Trust"). The MML Trust is a no-load, registered, open-end, management investment company for which MassMutual serves as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson and Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly-owned subsidiaries of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund.

    In addition to the four divisions of the Variable Life Plus Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MassMutual's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by the Variable Life Plus Segment in the preparation of the financial statements in conformity with generally accepted accounting principles.

    A.  Investment Valuation

    Investments in MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are each stated at market value which is the net asset value per share of each of the respective funds.

    B.  Accounting for Investments

    Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

    C.  Federal Income Taxes

    MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Plus Segment is part of MassMutual's total operation and is not taxed separately. The Variable Life Plus Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Plus Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to the Variable Life Plus Segment's divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Plus Segment.

    D.  Policy Loan

    When a policy loan is made, the Variable Life Plus Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

    The policyowner earns interest at an annual rate determined by MassMutual, which will not be less than 4%, on any loaned amount.

    E.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES

    MassMutual charges the Variable Life Plus Segment's divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.40% of the value of each division's net assets.

    MassMutual makes certain deductions from the annual premium before amounts are allocated to the Variable Life Plus Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Plus Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

S.  SALES AGREEMENTS

    MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter (as defined in the Investment Company Act of 1940, as amended) of the policies pursuant to an agreement among MMLISI, MassMutual and Separate Account I. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The policies are no longer offered for sale to the public. Policyowner may continue to make premium payments under existing policies.

    Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for servicing the policies are paid by MassMutual through MMLISI. MMLISI also receives compensation for its actions as underwriter of the policies.

6.  PURCHASES AND SALES OF INVESTMENTS

                                                                                        MML            MML
                                                                        MML            Money          Managed         MML
      For The Year Ended                                               Equity          Market          Bond          Blend
      December 31, 1997                                               Division        Division       Division       Division
      -----------------                                              ----------       --------       --------      ----------
      Cost of purchases                                              $2,939,271       $127,944       $114,287      $1,177,964
      Proceeds from sales                                             1,138,893         79,815         35,681         431,518
      Average monthly value of securities                            17,090,927        129,070        425,392       5,494,720

7.  NET INVESTMENT RETURN

    The following table shows the net investment return for each division in the Variable Life Plus Segment:

                                                                               MML           MML
                                                                  MML         Money         Managed        MML
                                                                 Equity       Market         Bond         Blend
      For the Year Ended:                                       Division     Division      Division      Division
      -------------------                                       --------     --------      --------      --------
      December 31, 1997                                          24.62%        4.57%         9.22%        18.46%
      December 31, 1996                                          18.18%        4.50%         3.18%        12.81%
      December 31, 1995                                          26.30%        5.03%        16.92%        20.29%
      December 31, 1994                                           3.64%        3.49%        (3.82%)        2.17%
      December 31, 1993                                           8.50%        2.34%         9.96%         8.50%


The net investment return for each division of the Variable Life Plus Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

8.  NET INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                                                      MML           MML
                                                                        MML          Money        Managed        MML
      For the Year Ended                                               Equity        Market        Bond         Blend
      December 31, 1997                                               Division      Division     Division      Division
      -----------------                                             ------------  ------------ ------------ ------------
      Units purchased                                                 1,025,367       22,672        49,741      406,090
      Units withdrawn and transferred to
        Guaranteed Principal Account                                   (653,802)     (10,622)      (18,844)    (254,835)
      Units transferred between divisions                               (12,438)      14,907        (5,688)      10,597
                                                                    ------------  ------------ ------------ ------------
      Net increase                                                      359,127       26,957        25,209      161,852

      Units, at beginning of the year                                 4,776,696       68,559       194,974    1,852,625
                                                                    ------------  ------------ ------------ ------------
      Units, at end of the year                                       5,135,823       95,516       220,183    2,014,477
                                                                    ============  ============ ============ ============


                                                                                      MML           MML
                                                                        MML          Money        Managed        MML
      For the Year Ended                                               Equity        Market        Bond         Blend
      December 31, 1996                                               Division      Division     Division      Division
      -----------------                                             ------------  ------------ ------------ ------------
      Units purchased                                                 1,316,917       13,051        54,033      459,934
      Units withdrawn and transferred to
        Guaranteed Principal Account                                   (711,344)      (3,797)      (22,320)    (276,113)
      Units transferred between divisions                                31,923       (2,675)       (4,589)     (31,099)
                                                                    ------------  ------------ ------------ ------------
      Net increase                                                      637,496        6,579        27,124      152,722

      Units, at beginning of the year                                 4,139,200       61,980       167,850    1,699,903
                                                                    ------------  ------------ ------------ ------------
      Units, at end of the year                                       4,776,696       68,559       194,974    1,852,625
                                                                    ============  ============ ============ ============

9.   CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of MassMutual's Variable Life Plus Segment. The combined net assets as of December 31, 1997 for the Separate Account I, which includes the Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life, Variable Life Select and Strategic Group Variable Universal Life Segments, are as follows:

                                                       MML            MML            MML
                                         MML          Equity         Money         Managed          MML
                                       Equity         Index          Market          Bond          Blend
                                      Division       Division       Division       Division       Division
                                    ------------   ------------   ------------   ------------   ------------
      Total assets                  $ 47,535,472   $     24,804   $  4,783,018   $ 19,916,629   $ 13,024,523
      Total liabilities                   80,176              9          7,225         17,985         23,892
                                    ------------   ------------   ------------   ------------   ------------
      Net assets                    $ 47,455,296   $     24,795   $  4,775,793   $ 19,898,644   $ 13,000,631
                                    ============   ============   ============   ============   ============
      Net assets:
      For variable life insurance
        policies                      47,351,808         17,670      4,724,501     19,838,205     12,915,916
      Retained in Variable Life
        Separate Account I by
        Massachusetts Mutual Life
        Insurance Company                103,488          7,125         51,292         60,439         84,715
                                    ------------   ------------   ------------   ------------   ------------
      Net assets                    $ 47,455,296   $     24,795   $  4,775,793   $ 19,898,644   $ 13,000,631
                                    ============   ============   ============   ============   ============


                                                   Oppenheimer                   Oppenheimer                   Oppenheimer
                                     Oppenheimer       High       Oppenheimer      Capital      Oppenheimer      Multiple
                                        Money         Income         Bond        Appreciation      Growth       Strategies
                                      Division       Division       Division       Division       Division       Division
                                    ------------   ------------   ------------   ------------   ------------   ------------
      Total assets                  $     83,483   $  3,203,079   $    142,182   $  9,010,163   $  5,093,866   $    417,797
      Total liabilities                       64          2,031             91         17,407         24,158            207
                                    ------------   ------------   ------------   ------------   ------------   ------------
      Net assets                    $     83,419   $  3,201,048   $    142,091   $  8,992,756   $  5,069,708   $    417,590
                                    ============   ============   ============   ============   ============   ============
      Net assets:
      For variable life insurance
        policies                          76,766      3,185,681        135,056      8,968,173      5,051,141        409,425
      Retained in Variable Life
        Separate Account I by
        Massachusetts Mutual Life
        Insurance Company                  6,653         15,367          7,035         24,583         18,567          8,165
                                    ------------   ------------   ------------   ------------   ------------   ------------
      Net assets                    $     83,419   $  3,201,048   $    142,091   $  8,992,756   $  5,069,708   $    417,590
                                    ============   ============   ============   ============   ============   ============


                                     Oppenheimer   Oppenheimer    Oppenheimer
                                       Global       Strategic      Growth &        Panorama       Panorama
                                     Securities        Bond          Income      Total Return      Growth
                                      Division       Division       Division       Division       Division
                                    ------------   ------------   ------------   ------------   ------------
      Total assets                  $  5,356,495   $    355,712   $    773,396   $      1,000   $        986
      Total liabilities                   10,408          1,323            350              2              2
                                    ------------   ------------   ------------   ------------   ------------
      Net assets                    $  5,346,087   $    354,389   $    773,046   $        998   $        984
                                    ============   ============   ============   ============   ============
      Net assets:
      For variable life insurance
        policies                       5,324,187        340,514        761,112              -              -
      Retained in Variable Life
        Separate Account I by
        Massachusetts Mutual Life
        Insurance Company                 21,900         13,875         11,934            998            984
                                    ------------   ------------   ------------   ------------   ------------
      Net assets                    $  5,346,087   $    354,389   $    773,046   $        998   $        984
                                    ============   ============   ============   ============   ============


                                                      Panorama                    Panorama
                                      Panorama       Life Span      Panorama     Life Span        Dreyfus
                                    International   Diversified    Life Span       Capital         Stock
                                       Equity         Income        Balanced     Appreciation      Index
                                      Division       Division       Division       Division       Division
                                    ------------   ------------   ------------   ------------   ------------
      Total assets                  $        958   $      6,534   $      6,684   $      6,783   $ 34,164,819
      Total liabilities                        2              6              6              6         35,667
                                    ------------   ------------   ------------   ------------   ------------
      Net assets                    $        956   $      6,528   $      6,678   $      6,777   $ 34,129,152
                                    ============   ============   ============   ============   ============
      Net assets:
      For variable life insurance
        policies                               -              -              -              -     34,121,562
      Retained in Variable Life
        Separate Account I by
        Massachusetts Mutual Life
        Insurance Company                    956          6,528          6,678          6,777          7,590
                                    ------------   ------------   ------------   ------------   ------------
      Net assets                     $       956   $      6,528   $      6,678   $      6,777   $ 34,129,152
                                    ============   ============   ============   ============   ============

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the statutory financial statements of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") for the year ended December 31, 1995, which statements reflect total revenue and net gain from operations constituting 26% and 22% of the related Company totals after restatement for the merger of the two companies. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Connecticut Mutual, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.


In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

In our opinion, based upon our audits and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, on the statutory basis of accounting described in Note 1.

                                                 Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 6, 1998

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION


                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)
Assets:
Bonds............................................. $23,890.3          $24,299.3
Common stocks.....................................     354.7              336.6
Mortgage loans....................................   4,863.7            4,852.8
Real estate.......................................   1,697.7            1,840.9
Other investments.................................   1,963.8            1,425.6
Policy loans......................................   4,950.4            4,752.3
Cash and short-term investments...................   1,941.2            1,075.4
                                                   ---------          ---------

                                                    39,661.8           38,582.9

Investment and insurance amounts receivable.......   1,064.9            1,102.4
Other assets......................................     104.8               97.9
                                                   ---------          ---------

                                                    40,831.5           39,783.2

Separate account assets...........................  16,803.1           13,563.5
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)

Liabilities:

Policyholders' reserves and funds................. $33,783.2          $33,341.5
Policyholders' dividends..........................     954.1              885.3
Policyholders' claims and other benefits..........     353.4              373.8
Federal income taxes..............................     436.5              440.7
Asset valuation reserve...........................     840.6              689.2
Investment reserves...............................     132.8              208.4
Amounts due on investments puchased and
 other liabilities................................   1,457.9            1,206.1
                                                   ---------          ---------

                                                    37,958.5           37,145.0

Separate account reserves and liabilities.........  16,802.8           13,563.1
                                                   ---------          ---------

                                                    54,761.3           50,708.1

Policyholders' contingency reserves...............   2,873.3            2,638.6
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Revenue:

Premium income............................................  $6,764.8      $6,328.6      $5,727.7
Net investment and other income...........................   2,904.4       2,861.1       2,898.4
                                                            --------      --------      --------

                                                             9,669.2       9,189.7       8,626.1
                                                            --------      --------      --------

Benefits and expenses:

Policy benefits and payments..............................   6,597.3       6,048.2       5,152.2
Addition to policyholder's reserves and funds.............     720.8         854.7       1,205.4
Commissions and operating expenses........................     766.1         763.5         833.7
State taxes, licenses and fees............................      81.5          96.4          89.4
Merger restructuring costs................................         -          66.1          44.0
                                                            --------      --------      --------

                                                             8,165.7       7,828.9       7,324.7
                                                            --------      --------      --------

Net gain before federal income taxes and dividends........   1,503.5       1,360.8       1,301.4

Federal income taxes......................................     284.4         276.7         206.2
                                                            --------      --------      --------

Net gain from operations before dividends.................   1,219.1       1,084.1       1,095.2

Dividends to policyholders................................     919.5         859.9         819.0
                                                            --------      --------      --------

Net gain from operations..................................     299.6         224.2         276.2

Net realized capital gain (loss)..........................     (42.5)         40.3         (85.8)
                                                            --------      --------      --------

Net income................................................  $  257.1      $  264.5      $  190.4
                                                            ========      ========      ========


              See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Policyholder's contingency reserves, beginning of year....  $2,638.6      $2,600.9      $2,569.1
                                                            --------      --------      --------

Increases (decreases) due to:
 Net income...............................................     257.1         264.5         190.4
 Net unrealized capital gain (loss).......................     119.1          (1.7)         88.7
 Merger restructuring costs, net of fax...................         -             -         (45.4)
 Change in asset valuation and investment reserves........     (76.0)       (142.4)        (75.6)
 Change in prior year policyholders' reserves.............     (55.4)        (72.2)       (108.2)
 Change in non-admitted assets and other..................     (10.1)        (10.5)        (18.1)
                                                            --------      --------      --------

                                                               234.7          37.7          31.8
                                                            --------      --------      --------

Policyholders' contingency reserves, end of year..........  $2,873.3      $2,638.6      $2,600.9
                                                            ========      ========      ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Operating acitivites:
Net income...............................................  $   257.1     $   264.5     $   190.4
Addition to policyholders' reserves and funds,
 net of transfers to separate accounts...................      421.3         426.7         575.8
Net realized capital (gain) loss.........................       42.5         (40.3)         85.8
Other changes............................................      (58.1)       (232.8)        (25.2)
                                                           ---------     ---------     ---------

Net cash provided by operating activities................      662.8         418.1         826.8
                                                           ---------     ---------     ---------

Investing activities:
Purchases of investments and loans.......................  (12,292.7)    (10,171.5)    (10,364.2)
Sales or maturities of investments and receipts
 from repayment of loans.................................   12,545.7       8,539.3       9,671.1
                                                           ---------     ---------     ---------

Net cash provided by (used in) investing activities......      253.0      (1,632.2)       (693.1)
                                                           ---------     ---------     ---------

Financing activities:
Repayments of long-term debt.............................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Net cash used by financing activities....................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Increase (decrease) in cash and short-term investments...      865.8      (1,267.4)         87.3

Cash and short-term investments, beginning of year.......    1,075.4       2,342.8       2,255.5
                                                           ---------     ---------     ---------

Cash and short-term investments, end of year.............  $ 1,941.2     $ 1,075.4     $ 2,342.8
                                                           =========     =========     =========

                 See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1995 in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. In 1995, merger-related expenses incurred by Massachusetts Mutual (the Company prior to the merger) of $44.0 million, were recorded in the Statutory Statement of Income and the expenses incurred by Connecticut Mutual of $45.4 million, net of tax, were recorded as a component of changes in policyholders' contingency reserves, as permitted by each company's regulatory authority. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a change to policyholders' contingency reserves. The separate results of each company prior to the merger for the year ended December 31, 1995, were as follows: (a) revenue was $6,443.8 million for Massachusetts Mutual and $2,182.3 million for Connecticut Mutual; (b) net income was $160.7 million for Massachusetts Mutual and $29.6 million for Connecticut Mutual and (c) policyholders' contingency reserves increased by $143.7 million for Massachusetts Mutual and decreased by $112.0 million for Connecticut Mutual.

On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE. The Company's investment in MassMutual Holding Company Two, Inc. amounted to $187.8 million at December 31, 1995; its gain from operations included a $41.0 million dividend received from MIRUS in 1995. Additionally, this investment produced an unrealized gain of $13.9 million in 1995.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices were at one time also considered to be in conformity with generally accepted accounting principles ("GAAP").

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requests they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project ("Codification") to codify statutory accounting principles with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department, includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

The following is a description of the Company's principal accounting policies and practices.

A.  Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $14.2 million in 1997 and $27.3 million in 1996. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U.S. Treasury purchase commitments, options, interest rate swaps, interest rate caps and interest rate floors. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $95.4 million in 1997, $73.1 million in 1996, and net realized after tax capital losses of $130.7 million in 1995 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $31.0 million in 1997, $26.9 million in 1996, and $5.0 million in 1995.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contract holders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

C.  Non-admitted Assets

Assets designated as "non-admitted" (principally certain fixed assets, receivables and Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.0 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee funds are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $8,077.9 million and $9,073.8 million at December 31, 1997 and 1996, respectively (fair value of $8,250.0 million and $9,324.6 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections). Accident and health policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

The Company made certain changes in the valuation of policyholders' reserves of $55.4 million in 1997 and $72.2 million in 1996. The effects of these changes were recorded as a decrease to policyholders' contingency reserves.

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Accident and health premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Policyholders' Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be cash and short-term investments.

2. POLICYHOLDERS' CONTINGENCY RESERVES

Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

The Company issued surplus notes of $100.0 million at 7 1/2 percent and $250.0 million at 7 5/8 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1997, 1996 and 1995.

The proceeds of the notes, less a $28.3 million reserve in 1997, and a $32.2 million reserve in 1996 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as approved by the Commissioner. These reserves, as permitted by the Division of Insurance, are included in investment reserves on the Statutory Statement of Financial Position.

3. EMPLOYEE BENEFIT PLANS

The Company's employee benefit plans include plans in place for the employees of Massachusetts Mutual and Connecticut Mutual prior to the merger. Employees previously covered by the Connecticut Mutual pension plans will continue coverage under these plans. All other employees, including employees hired after the merger date, will be covered by the Massachusetts Mutual benefit plans.

A. Pension

The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes employees previously employed by Connecticut Mutual; the other includes all other eligible employees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions." Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $157.4 million and $97.2 million at December 31, 1997 and 1996, respectively. On the merger date, the accounting for Connecticut Mutual pension plans was conformed to the Company's policy of recording pension plan assets and liabilities, resulting in a $10.4 million increase in policyholders' contingency reserves. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1997, 1996 and 1995. The assets of the plans are invested in the Company's general account and separate accounts.

The benefit status of the defined benefit plans as of December 31 is as follows:

                                               1997               1996
                                               ----               ----
                                                    (In Millions)
Accumulated benefit obligation               $  663.1           $  611.5
Vested benefit obligation                       653.8              606.5
Projected benefit obligation                    713.9              665.5
Plan assets at fair value                     1,154.2            1,201.7



The following assumptions were used in determining the actuarial present value of both the accumulated and projected benefit obligations.

                                             MassMutual      Connecticut Mutual
                                                Plan                Plan
                                                ----                ----

Discount rate - 1997                            7.25%               7.25%
Discount rate - 1996                            7.75                7.75
Increase in future compensation levels          4.00                5.00
Long-term rate of return on assets             10.00                9.00


In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a pension plan curtailment gain of $15.3 million in 1996.

The Company also has defined contribution plans for employees and agents. The expense credited to operations for all pension plans is $38.9 million in 1997, $32.7 million in 1996 and $10.9 million in 1995.

B. Life and Health

Certain life and health insurance benefits are provided to retired employees and agents through group insurance contracts. Substantially all of the Company's employees may become eligible for these benefits if they reach retirement age while working for the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post-retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees.

The following assumptions were used in determining the accumulated postretirement benefit liability.

                                              MassMutual      Connecticut Mutual
                                                 Plan               Plan
                                                 ----               ----

Discount - 1997                                  7.25%              7.25%
Discount - 1996                                  7.75               7.75
Assumed increases in medical cost
 rates in the first year                         6.25 - 6.75        9.50
 declining to                                    4.75               5.00
 within                                          5 years            5 years



The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1997 and 1996, the net unfunded accumulated benefit obligation was $124.2 million and $124.1 million, respectively, for employees and agents eligible to retire or currently retired and $34.7 million and $33.8 million, respectively, for participants not eligible to retire. A Retired Lives Reserve Trust was funded to pay life insurance premiums for certain retired employees. Trust assets available for benefits were $21.7 million and $23.0 million at December 31, 1997 and 1996, respectively.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a life and health plan curtailment loss of $13.9 million in 1996.

The expense for 1997, 1996 and 1995 was $16.5 million, $17.6 million, and $22.9 million, respectively. A one percent increase in the annual assumed increase in medical cost rates would increase the 1997 accumulated postretirement benefit liability and benefit expense by $10.9 million and $1.4 million, respectively.

4. RELATED PARTY TRANSACTIONS

Pursuant to two 1994 reinsurance agreements with Mirus Life Insurance Company (Mirus) whereby the Company assumed all of the single premium immediate annuity business written by Mirus and ceded all of its group life, accident and health business to Mirus. A gain from operations of this business was reflected in 1995 as a $41.0 million dividend received from Mirus, which was recorded as net investment income on the Statutory Statement of Income. As previously discussed, on March 31, 1996, the Company sold MassMutual Holding Company Two, Inc. a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company to WellPoint Health Networks, Inc.

The Company has a modified coinsurance quota-share reinsurance agreement with a wholly-owned subsidiary, C.M. Life Insurance Company, whereby the Company assumes 75% of the premiums on certain universal life policies issued by C.M. Life. The Company pays a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits are retained by C.M. Life.

5. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of equity tax (essentially a reduction in the deduction for policyholder dividends) and miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1991 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994, and Connecticut Mutual for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1997 or 1996. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

The Company plans to file its 1997 federal income tax return on a consolidated basis with its life and non-life affiliates with the exception of C.M. Life Insurance Company. The Company and its eligible life and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that members with losses shall be compensated for the use of their losses and credits by other members.

The Company made federal tax payments of $353.4 million in 1997, $330.7 million in 1996 and $147.3 million in 1995.

6.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

The carrying value and estimated fair value of bonds are as follows:


                                                December 31, 1997
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities          $ 6,241.0    $  470.5     $10.3     $ 6,701.2
  and obligations of U.S.
  government corporations
  and agencies
Debt securities issued by
  foreign governments                  83.5         4.4       3.0          84.9
Mortgage-backed securities          3,390.8       187.9       9.0       3,569.7
State and local governments           361.9        23.9        .6         385.2
Corporate debt securities          12,148.9       765.2      46.9      12,867.2
Utilities                             871.8       100.1       2.2         969.7
Affiliates                            792.4         2.8       1.0         794.2
                                  ---------    --------     -----     ---------
  TOTAL                           $23,890.3    $1,554.8     $73.0     $25,372.1
                                  =========    ========     =====     =========


                                                December 31, 1996
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies                    $ 8,042.6    $  344.0    $ 56.3     $ 8,330.3
Debt securities issued by              95.2        10.2        .5         104.9
  foreign governments
Mortgage-backed securities          3,014.0       119.0      43.3       3,089.6
State and local governments           173.2        13.1       2.1         184.2
Corporate debt securities          11,675.2       528.0     133.3      12,069.9
Utilities                             975.0        87.0      18.5       1,043.5
Affiliates                            324.1         4.3       3.5         324.9
                                  ---------    --------    ------     ---------
  TOTAL                           $24,299.3    $1,105.6    $257.5     $25,147.3
                                  =========    ========    ======     =========

The carrying value and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                 Estimated
                                                Carrying           Fair
                                                 Value             Value
                                                 -----             -----
                                                      (In Millions)
Due in one year or less                        $   519.7         $   523.0
Due after one year through five years            3,972.1           4,104.6
Due after five years through ten years           7,423.3           7,838.1
Due after ten years                              5,254.9           5,888.1
                                               ---------         ---------
                                                17,170.0          18,353.8
Mortgage-backed securities, including
 securities guaranteed by the U.S.
 Government                                      6,720.3           7,018.3
                                               ---------         ---------

 TOTAL                                         $23,890.3         $25,372.1
                                               =========         =========


Proceeds from sales of investments in bonds were $11,427.8 million during 1997, $6,390.7 million during 1996 and $8,068.8 million during 1995. Gross capital gains of $200.7 million in 1997, $188.8 million in 1996 and $255.5 million in 1995 and gross capital losses of $68.8 million in 1997, $255.5 million in 1996 and $67.1 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B.  Stocks

Preferred stocks in good standing had fair values of $145.5 million in 1997 and $150.8 million in 1996, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. Common stocks, except for unconsolidated subsidiaries, had a cost of $250.3 million in 1997 and $249.2 million in 1996.

C.  Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $202.3 million, and $383.5 million at December 31, 1997 and 1996, respectively. These loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $5.1 million in 1997, $2.2 million in 1996 and $2.5 million in 1995.

D.  Other

The carrying value of investments which were non-income producing for the preceding twelve months was $5.7 million and $23.1 million at December 31, 1997 and 1996, respectively. The Company made voluntary contributions to the Asset Valuation Reserve of $6.8 million 1996. No additional voluntary contribution to the Asset Valuation Reserve was made in 1997.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, described below, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on financial futures contracts are recorded when the contract is closed and amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. As of December 31, 1997 and 1996, the Company did not have any open financial futures contracts.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps with notional amounts of $3,220.2 million and $2,090.3 million, respectively. The fair values of these instruments were $20.9 million at December 31, 1997 and $14.8 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $5,388.2 million and $1,928.4 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $59.0 million and $18.1 million, which had fair values of $99.6 million and $19.2 million at December 31, 1997 and 1996, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a given rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a given rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into interest income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to interest income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are amortized through the Interest Maintenance Reserve over the remaining life of the associated cap or floor agreement. At December 31, 1997 and 1996, the company had agreements with notional amounts of $3,348.6 million and $3,859.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $18.2 million and $22.0 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were $23.4 million and $15.2 million at December 31, 1997 and 1996, respectively.

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $225.6 million and $364.7 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were an unrecognized loss of $1.7 million at December 31, 1997 and an unrecognized gain of $7.8 million at December 31, 1996.

Equity swap agreements are utilized to hedge exposure to market risk on public and private equity positions held in the Company's investment portfolio. Under equity swaps, the Company agrees to an exchange, at points in time specified in each contract, between streams of variable or fixed rate interest payments and the change in an underlying index, equity or basket of equities. The change in the underlying item is calculated by reference to the level of such item specified in the agreement. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Changes in the value of these contracts are recorded as realized gains and losses in the Statutory Statement of Income when contracts are closed. At December 31, 1997 and 1996, the Company had equity swap contracts with notional amounts of $160.0 million and $149.2 million, respectively. The fair values of these instruments were an unrealized loss of $5.1 million at December 31, 1997 and an unrealized gain of $11.9 million at December 31, 1996.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the Company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $1,100.7 million and $1,639.4 million with fair values of $1,117.6 million and $1,627.4 million, respectively including net unrealized gains of $16.9 million at December 31, 1997 and net unrealized losses of $12.0 million at December 31, 1996.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $146.7 million and $53.9 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8. REINSURANCE

The Company cedes all of its group life and health business to UniCARE and has other reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Premiums ceded were $294.6 million in 1997, $793.5 million in 1996 and $904.1 million in 1995.

9. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:


                                                           (In Millions)
Total policyholders' reserves and funds and
  separate account liabilities                     $50,804.2
Not subject to discretionary withdrawal             (5,283.7)
Policy loans                                        (4,950.4)
                                                   ---------
 Subject to discretionary withdrawal                                  $40,570.1
                                                                      =========
Total invested assets, including separate          $56,464.7
Policy loans and other invested assets             (14,823.3)
                                                   ---------
 Marketable investments                                               $41,641.4
                                                                      =========

10. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1997 and 1996, the Company elected not to admit $21.4 million and $15.3 million, respectively, of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1997 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation -- 98.5%
    Charter Oak Capital Management, Inc. -- 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation -- 84.8%
    Oppenheimer Acquisition Corporation -- 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. -- (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. -- (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    Compensa de Seguros de Vida S.A. -- 33.5%
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A. -- 33.5%
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    MassMutual/Carlson CBO N. V. -- 100%
    MassMutual Corporate Value Limited -- 46%
    9048 -- 5434 Quebec, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
---------------------------------------------------------
MML Series Investment Fund
MassMutual Institutional Funds
Oppenheimer Value Stock Fund

Appendix A

Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a nonsmoker male and female age 35 both issued standard based on full underwriting. Separate tables are shown for the current and guaranteed schedule of charges. These tables will assist in the comparison of death benefits and cash surrender values for the Policy with those under other variable life policies which may be issued by MassMutual or other companies.

1. The illustration on page A1 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current schedule of charges.

2. The illustration on page A2 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of mortality and expense charges and current fund level expenses.

3. The illustration on page A3 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current schedule of charges.

4. The illustration on page A4 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of mortality and expense charges and current fund level expenses.

The death benefits and cash surrender values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division of the Separate Account, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1 and 3 reflect the following current charges.

1. Administrative Charge, equal to a monthly $4.00 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current rates being charged by the Company for standard, fully underwritten risks.

3. Mortality and Expense Risk Charge, which is equal to .43% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Fund level expenses of .45% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

The death benefits and cash surrender values shown in illustrations 2 and 4 reflect the following guaranteed maximum charges as well as the current fund level expenses:

1. Administrative Charge, equal to $8.00 per month.

2. Cost of Insurance Charge, based on the 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .43% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

Cash surrender values shown in the tables reflect the deduction of the applicable Administrative Surrender Charge (during the first ten Policy Years) and the applicable Sales Load Surrender Charge (during the first fifteen Policy Years). Taking into account the Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return would be -0.826%, 5.125% and 11.075% respectively.

MassMutual has agreed to bear expenses of the Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value of each Fund through April 30, 1999. During 1997 no expenses were required to be reimbursed pursuant to this undertaking.

Currently no charge is made against the Separate Account for federal income taxes but MassMutual reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes of 5% per year, compounded annually.

The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Selected Face Amount, that no Policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

                                       A

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Current Schedule of Charges

                                         Death Benefit                         Cash Surrender Value
                 Premiums         Assuming Hypothetical Gross              Assuming Hypothetical Gross
End Of          Accumulated       Annual Investment Return of              Annual Investment Return of
Policy        at 5% Interest      ---------------------------              ---------------------------
 Year            Per Year         0%           6%           12%            0%           6%            12%
------        --------------    -----        -----        ------         -----        -----         ------
   1           $  1,260       $100,000     $100,000      $  100,000     $    184     $     244     $     303
   2              2,583        100,000      100,000         100,000        1,067         1,243         1,426
   3              3,972        100,000      100,000         100,000        1,963         2,313         2,692
   4              5,431        100,000      100,000         100,000        2,867         3,452         4,112
   5              6,982        100,000      100,000         100,000        3,755         4,639         5,676
   6              8,570        100,000      100,000         100,000        4,627         5,875         7,399
   7             10,259        100,000      100,000         100,000        5,480         7,161         9,297
   8             12,032        100,000      100,000         100,000        6,315         8,499        11,391
   9             13,893        100,000      100,000         100,000        7,129         9,890        13,701
  10             15,848        100,000      100,000         100,000        7,922        11,337        16,251
  15             27,189        100,000      100,000         100,000       11,580        19,534        33,723
  20             41,663        100,000      100,000         146,127       14,001        28,986        61,918
  25             60,136        100,000      100,000         218,192       15,184        40,377       106,957
30 (Age 65)      83,713        100,000      100,000         321,234       15,220        54,789       179,460
  35            113,804        100,000      115,054         466,822       13,270        72,819       295,457
  40            152,208        100,000      134,403         682,774        6,977        93,988       477,464
  45            201,222              0      154,882         993,564            0       118,230       758,446
  50            263,778              0      178,479       1,455,511            0       145,106     1,183,343

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Guaranteed Schedule Of Mortality and Expense Charges as well as Current Fund Level Expenses


                                           Death Benefit                         Cash Surrender Value
                                     Assuming Hypothetical Gross              Assuming Hypothetical Gross
                 Premiums            Annual Investment Return of              Annual Investment Return of
End Of         Accumulated           ---------------------------              ---------------------------
Policy        at 5% Interest
 Year            Per Year           0%            6%            12%           0%           6%           12%
------        --------------     --------      --------     ----------     --------     --------     --------
   1            $  1,260         $100,000      $100,000     $  100,000     $    125     $    183     $    241
   2               2,583          100,000       100,000        100,000          950        1,119        1,294
   3               3,972          100,000       100,000        100,000        1,786        2,120        2,481
   4               5,431          100,000       100,000        100,000        2,629        3,185        3,812
   5               6,982          100,000       100,000        100,000        3,454        4,290        5,273
   6               8,570          100,000       100,000        100,000        4,260        5,438        6,878
   7              10,259          100,000       100,000        100,000        5,044        6,627        8,643
   8              12,032          100,000       100,000        100,000        5,807        7,861       10,585
   9              13,893          100,000       100,000        100,000        6,547        9,139       12,723
  10              15,848          100,000       100,000        100,000        7,264       10,464       15,080
  15              27,189          100,000       100,000        100,000       10,505       17,904       31,165
  20              41,663          100,000       100,000        134,935       12,481       26,332       57,176
  25              60,136          100,000       100,000        200,489       12,852       36,043       98,279
30 (Age 65)       83,713          100,000       100,000        289,765       10,535       47,088      161,880
  35             113,804          100,000       100,000        407,362        3,129       59,555      257,824
  40             152,208                0       105,783        570,030            0       73,974      398,622
  45             201,222                0       116,304        783,232            0       88,781      597,887
  50             263,778                0       126,709      1,073,126            0      103,015      872,460



--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      A2

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Current Schedule Of Charges


                                           Death Benefit                         Cash Surrender Value
                                     Assuming Hypothetical Gross              Assuming Hypothetical Gross
                 Premiums            Annual Investment Return of              Annual Investment Return of
End Of         Accumulated           ---------------------------              ---------------------------
Policy        at 5% Interest
 Year            Per Year           0%            6%            12%           0%           6%           12%
------        --------------     --------      --------     ----------     --------     --------     ----------
   1             $  1,260        $100,000      $100,000     $  100,000     $    230     $    290     $      351
   2                2,583         100,000       100,000        100,000        1,133        1,311          1,496
   3                3,972         100,000       100,000        100,000        2,061        2,416          2,800
   4                5,431         100,000       100,000        100,000        2,981        3,575          4,243
   5                6,962         100,000       100,000        100,000        3,885        4,782          5,833
   6                8,570         100,000       100,000        100,000        4,772        6,039          7,585
   7               10,259         100,000       100,000        100,000        5,642        7,348          9,516
   8               12,032         100,000       100,000        100,000        6,494        8,712         11,648
   9               13,893         100,000       100,000        100,000        7,329       10,134         14,002
  10               15,848         100,000       100,000        100,000        8,145       11,615         16,605
  15               27,189         100,000       100,000        107,146       11,939       20,035         34,445
  20               41,663         100,000       100,000        168,404       14,738       30,025         63,072
  25               60,136         100,000       100,000        250,713       16,694       42,439        109,006
30 (Age 65)        83,713         100,000       115,275        363,792       17,675       57,927        182,810
  35              113,804         100,000       133,226        522,779       17,049       76,567        300,448
  40              152,208         100,000       152,250        750,246       14,804       99,510        490,357
  45              201,222         100,000       175,355      1,094,232        8,730      127,069        792,922
  50              263,778               0       199,262      1,585,059            0      158,144      1,257,983




--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      A3

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Guaranteed Schedule Of Mortality and Expense Charges as well as Current Fund Level Expenses


                                           Death Benefit                         Cash Surrender Value
                                     Assuming Hypothetical Gross              Assuming Hypothetical Gross
                 Premiums            Annual Investment Return of              Annual Investment Return of
End Of         Accumulated           ---------------------------              ---------------------------
Policy        at 5% Interest
 Year            Per Year           0%            6%            12%           0%           6%           12%
------        --------------     --------      --------     ----------     --------     --------     --------
   1             $  1,260        $100,000      $100,000     $  100,000     $    178     $    236     $    294
   2                2,583         100,000       100,000        100,000        1,026        1,197        1,375
   3                3,972         100,000       100,000        100,000        1,898        2,237        2,605
   4                5,431         100,000       100,000        100,000        2,761        3,327        3,965
   5                6,962         100,000       100,000        100,000        3,605        4,458        5,459
   6                8,570         100,000       100,000        100,000        4,430        5,632        7,101
   7               10,259         100,000       100,000        100,000        5,233        6,849        8,905
   8               12,032         100,000       100,000        100,000        6,016        8,112       10,891
   9               13,893         100,000       100,000        100,000        6,777        9,423       13,081
  10               15,848         100,000       100,000        100,000        7,517       10,786       15,497
  15               27,189         100,000       100,000        100,000       10,917       18,489       32,033
  20               41,663         100,000       100,000        156,608       13,336       27,551       58,655
  25               60,136         100,000       100,000        232,563       14,795       38,643      101,114
30 (Age 65)        83,713         100,000       104,275        335,259       14,920       52,400      168,472
  35              113,804         100,000       119,206        474,739       12,321       68,509      272,839
  40              152,208         100,000       132,724        661,264        4,842       86,748      432,199
  45              201,222               0       146,018        917,075            0      105,810      664,547
  50              263,778               0       157,246      1,252,018            0      124,798      993,665




--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      A4

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V.    Subject to limitations of law, the Company shall indemnify:

              (a) each director, officer or employee;

              (b) any individual who serves at the request of the Company as
                  Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

              (c) any individual who serves in any capacity with respect to any employee benefit plan; from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

                  Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

                  Notwithstanding the foregoing, no indemnification shall be provided with respect to:

                  (1) any matter as to which the person shall have been
                      adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

                  (2) any liability to any entity which is registered as an
                      investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

                  (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

                  In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

                  The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this
                  Article V.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATIONS UNDER SECTION 26(E)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 10

This Post-effective Amendment is comprised of the following documents:

The Facing Sheet.

The Prospectus consisting of 57 pages.

The Undertaking to File Reports.

The Signatures.

Written Consents of the Following Persons:

1.     Coopers & Lybrand L.L.P., independent accountants.

2.     Counsel opining as to the legality of securities being registered.

3.     Craig Waddington, Vice President & Actuary

The following Exhibits:

99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

A.     1.      Resolution of Board of Directors of MassMutual establishing the
               Separate Account./1/

       2.      Not applicable.

       3.      Form of Distribution Contract/2/

       4.      Not applicable.

       5.      Flexible Premium Variable Whole Life Insurance Policy.

       6.      a.      Certificate of Incorporation of MassMutual./1/

               b.      By-Laws of MassMutual./1/

       7.      Not applicable.

       8.      Not applicable.

       9.      Not applicable.

       10. Application for a flexible premium variable whole life insurance policy.


--------------
/1/Incorporated by reference to Registration Statement No. 333-22557 as exhibits to the Separate Account filed with the Commission on February 28, 1997.

/2/Incorporated by reference to Post-Effective Amendment No. 2 of Registration Statement No. 33-89798 as an exhibit, filed with the Commission effective May 1, 1997.

       11. Memorandum describing MassMutual's issuance, transfer, and redemption procedures for the Policy./3/

B. Opinion and Consent of Counsel as to the legality of the securities being registered.

C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

D.     Not applicable.

E.     Consent of Coopers & Lybrand L.L.P.

F. Opinion and consent of Craig Waddington as to actuarial matters pertaining to the securities being registered.

G.     Powers of Attorney/1/







-----------------
/1/Incorporated by reference to Initial Registration Statement of Registration Statement No. 333-22557 as exhibits to the Separate Account filed with the Commission on February 28, 1997.

/2/Incorporated by reference to Post-Effective Amendment No. 2 of Registration Statement No. 33-89798 as an exhibit, filed with the Commission effective May 1, 1997.

/3/ Incorporated by reference to Post-Effective Amendment No. 10 of Registration Statement No. 33-19605 as an exhibit, filed with the Commission effective May 1, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Post-Effective Amendment No. 10 to Registration Statement
No. 33-23126 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 21st day of April, 1998.

              MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
              (Depositor)

              By: /s/ Thomas B. Wheeler*
                  ---------------------------------------
              Thomas B. Wheeler, Chief Executive Officer
              Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe     On April 21, 1998, as Attorney-in-Fact pursuant to
-------------------     powers of attorney incorporated by reference.
*Richard M. Howe

                        As required by the Securities Act of 1933, this Post-Effective Amendment No. 10 to Registration Statement
                        No. 33-23126 has been signed by the following persons in the capacities and on the duties indicated.


     Signature                         Title                                      Date
     ---------                         -----                                      ----

/s/ Thomas B. Wheeler*                 Chief Executive Officer and                April 10, 1998
---------------------------------      Chairman of the Board
Thomas B. Wheeler

/s/ John J. Pajak*                     President, Chief Operating Officer         April 10, 1998
---------------------------------      and Director
John J. Pajak

/s/ Joseph M. Zubretsky*               Executive Vice President,                  April 10, 1998
---------------------------------      Chief Financial Officer &
Joseph M. Zubretsky                    Chief Accounting Officer

/s/ Roger G. Ackerman                  Director                                   --
---------------------------------
Roger G. Ackerman

/s/ James R. Birle*                    Director                                   April 10, 1998
---------------------------------
James R. Birle

/s/ Gene Chao*                         Director                                   April 10, 1998
---------------------------------
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*              Director                                   April 10, 1998
---------------------------------
Patricia Diaz Dennis

/s/ Anthony Downs*                     Director                                   April 10, 1998
---------------------------------
Anthony Downs

/s/ James L. Dunlap*                   Director                                   April 10, 1998
---------------------------------
James L. Dunlap

/s/ William B. Ellis*                  Director                                   April 10, 1998
---------------------------------
William B. Ellis, Ph.D.

/s/ Robert M. Furek*                   Director                                   April 10, 1998
---------------------------------
Robert M. Furek

/s/ Charles K. Gifford*                Director                                   April 10, 1998
---------------------------------
Charles K. Gifford

/s/ William N. Griggs*                 Director                                   April 10, 1998
---------------------------------
William N. Griggs

/s/ George B. Harvey*                  Director                                   April 10, 1998
---------------------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*            Director                                   April 10, 1998
---------------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*                  Director                                   April 10, 1998
---------------------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*              Director                                   April 10, 1998
---------------------------------
William B. Marx, Jr.

/s/ John F. Maypole*                   Director                                   April 10, 1998
---------------------------------
John F. Maypole

/s/ Alfred M. Zeien*                   Director                                   April 10, 1998
---------------------------------
Alfred M. Zeien

/s/ Richard M. Howe                    On April 10, 1998, as Attorney-in-Fact pursuant to
---------------------------------      powers of attorney.
*Richard M. Howe

                    REPRESENTATION BY REGISTRANT'S COUNSEL
                    --------------------------------------

As Second Vice President & Assoc. General Counsel to the Registrant, I, Richard
M. Howe, have reviewed this Post- Effective Amendment No. 10 to Registration Statement No. 33-23126, and represent, pursuant to the requirement of paragraph
(e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                               /s/ Richard M. Howe
                               -------------------
                               Richard M. Howe
                               Second Vice President & Assoc. General Counsel Massachusetts Mutual Life Insurance Company

                                 EXHIBIT LIST

99.A.5   Form of Flexible Premium Variable Whole Life Insurance Policy

99.A.10. Form of Application for a flexible premium variable whole life insurance policy

99.B.    Opinion and Consent of Richard M. Howe

99.E.    Consent of Coopers & Lybrand, L.L.P.

99.F.    Opinion and Consent of Craig Waddington